                                                                   Exhibit 10.65

                              FIXED PRICE CONTRACT

                                    BETWEEN

                              PANAMSAT CORPORATION

                                      AND

                         BOEING SATELLITE SYSTEMS, INC.

                                      FOR

                           GALAXY VIII(i)R AND OPTION

                 SPACECRAFT, RELATED SERVICES AND DOCUMENTATION



                            CONTRACT No. 00-PAS-001


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This Contract (excluding the Exhibits A1, A2, B1, B2, C and D which have their own separate proprietary markings and proprietary legend) contains information that is proprietary to PanAmSat Corporation and Boeing Satellite Systems, Inc. All information contained herein is deemed to be Proprietary Information (as such term is defined in Article 22 of this Contract) of both Parties, and disclosure thereof is governed by Article 22.
-------------------------------------------------------------------------------

[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                               TABLE OF CONTENTS
                               -----------------

                                                                               PAGE
ARTICLE 1.     EXHIBITS AND INCORPORATIONS....................................    2
ARTICLE 2.     ORDER OF PRECEDENCE............................................    3
ARTICLE 3.     SPACECRAFT, DOCUMENTATION AND RELATED SERVICES
("DELIVERABLES")..............................................................    4
ARTICLE 4.     DELIVERABLES AND SCHEDULE......................................    6
ARTICLE 5.     PRICE..........................................................    9
ARTICLE 6.     PAYMENTS.......................................................   12
ARTICLE 7.     SPACECRAFT LAUNCH DATE.........................................   30
ARTICLE 8.     BUYER-FURNISHED ITEMS..........................................   32
ARTICLE 9.     INSPECTION AND ACCEPTANCE......................................   35
ARTICLE 10.    ACCESS TO WORK IN PROCESS......................................   39
ARTICLE 11.    TERMINATION FOR DEFAULT; LIMITATION OF LIABILITY...............   41
ARTICLE 12.    EXCUSABLE DELAYS...............................................   43
ARTICLE 13.    AMENDMENTS.....................................................   45
ARTICLE 14.    TERMINATION FOR CONVENIENCE....................................   46
ARTICLE 15.    TITLE AND RISK OF LOSS.........................................   49
ARTICLE 16.    SPACECRAFT WARRANTY............................................   52
ARTICLE 17.    INDEMNIFICATION................................................   54
ARTICLE 18.    SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS AFTER
ACCEPTANCE....................................................................   55
ARTICLE 19.    PATENT/COPYRIGHT INDEMNITY.....................................   57

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
ARTICLE 20.    RIGHTS IN INVENTIONS...........................................   59
ARTICLE 21.    INTELLECTUAL PROPERTY RIGHTS...................................   62
ARTICLE 22.    FURNISHED DATA AND INFORMATION, DISCLOSURE AND USE.............   63
ARTICLE 23.    PUBLIC RELEASE OF INFORMATION..................................   66
ARTICLE 24.    TAXES..........................................................   67
ARTICLE 25.    GOVERNING LAW..................................................   68
ARTICLE 26.    TITLES.........................................................   69
ARTICLE 27.    NOTICES AND AUTHORIZED REPRESENTATIVES.........................   70
ARTICLE 28.    INTEGRATION....................................................   72
ARTICLE 29.    CHANGES........................................................   73
ARTICLE 30.    EFFECTS OF STORAGE ON BATTERIES................................   79
ARTICLE 31.    INTER-PARTY WAIVER OF LIABILITY................................   80
ARTICLE 32.    SPACECRAFT STORAGE.............................................   81
ARTICLE 33.    DISPUTES.......................................................   82
ARTICLE 34.    ASSIGNMENT.....................................................   85
ARTICLE 35.    LIMITATION OF LIABILITY........................................   87
ARTICLE 36.    CORRECTIVE MEASURES; OPERATIONAL DEFICIENCIES..................   88
ARTICLE 37.    LIQUIDATED DAMAGES FOR LATE PERFORMANCE........................   90
ARTICLE 38.    OPTION SPACECRAFT..............................................   91
ARTICLE 39.    NO THIRD PARTY RIGHTS..........................................   98
ARTICLE 40.    INDEX OF DEFINED TERMS.........................................   99

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
ARTICLE 41.    EFFECTIVE DATE OF CONTRACT.....................................  102

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This FIXED PRICE CONTRACT  (the "Contract") is entered into as of the 15th day of December, 2000, by and between PANAMSAT CORPORATION (herein called "Buyer"), a Delaware corporation having a place of business at One Pickwick Plaza, Greenwich, Connecticut 06830, and BOEING SATELLITE SYSTEMS, INC. (herein called "Contractor"), a Delaware corporation having a place of business at 909 North Sepulveda Boulevard, El Segundo, California 90245.

                                  WITNESSETH:

         WHEREAS, the Parties now desire to enter into this Contract for Buyer to purchase and Contractor to manufacture, deliver and perform (as applicable) the Galaxy VIII(i)R Spacecraft, Documentation and Related Services with an option for one (1) additional Spacecraft, Documentation and Related Services, as provided and defined herein below;

         NOW, THEREFORE, the Parties hereby agree as follows:

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ARTICLE 1.  EXHIBITS AND INCORPORATIONS

     The following documents are hereby incorporated and made a part of this Contract with the same force and effect as though set forth herein:

     1.1A Exhibit A1 - Statement of Work and Contract Data Requirements List for Flight Spacecraft - dated December 2000.
     1.1B Exhibit A2 - Statement of Work and Contract Data Requirements List for Operations Products - dated December 2000.

     1.2A Exhibit B1 - Galaxy VIII(i)R Spacecraft Specification - dated December 2000.
     1.2B Exhibit B2 - Option Spacecraft Specification - dated December 2000 (subject to completion in accordance with Paragraph 38.1).

     1.3   Exhibit C - Spacecraft Integration Test Plan - dated December 2000.

     1.4   Exhibit D - Product Assurance Plan - dated October 9, 1998.

     1.5A Exhibit E1 - Maximum Termination Liability Schedule, GVIII(i)R and Option Spacecraft.
     1.5B Exhibit E2 - Maximum Termination Liability Schedule, Replacement Spacecraft.

     1.6   Exhibit F -  Payment Plan for Replacement Spacecraft

     1.7   Exhibit G - Sample Incentives Obligations Payment Schedule.

     1.8   Exhibit H - Certain Documentation.

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ARTICLE 2.  ORDER OF PRECEDENCE

     In the event of any conflict or inconsistency among the provisions of this document and the exhibits attached and incorporated into this Contract, such conflict or inconsistency shall be resolved by giving precedence to this document, and then to the attached and incorporated exhibits in the order listed in Article 1 herein, entitled "Exhibits and Incorporations." Notwithstanding the foregoing, for avoidance of doubt, any reference to G8iR or similar designation in the Exhibits shall be deemed to refer to Galaxy VIII(i)R.

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ARTICLE 3.  SPACECRAFT, DOCUMENTATION AND RELATED SERVICES ("DELIVERABLES")

     3.1 Contractor shall sell and provide, and Buyer shall purchase, the items and services referred to in Section 4.1. Contractor shall provide the necessary personnel, material, services and facilities to design, fabricate, test and deliver one (1) HS601HP type Spacecraft designated Galaxy VIII(i)R (hereinafter referred to as "Galaxy VIII(i)R" or the "Spacecraft"), including Documentation and Related Services (as defined in Article 4) in accordance with the provisions of this Contract and in the manner specified under Exhibits A1, A2, B(1 or 2), C and D hereto.

     3.2 All materials and services specified in Exhibit A1, and A2 "Statement of Work," shall meet the requirements of the applicable Exhibit B(1 or 2), entitled "Spacecraft Specification," for the applicable Spacecraft.

     3.3 If Contractor has not made delivery [***] or if, prior to the Launch Date, [***] Buyer may at its election:

               (a) [***]
               (b) [***]

          Any such election shall be made by Buyer in writing.  [***]

          In addition, in the event that (i) Contractor has earned a Delivery Incentive under Paragraph 5.5 and (ii) the scheduled Commencement Date is delayed as a result of [***]

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     3.4  [***] in accordance with: (i) current directives and instructions in the Boeing Spacecraft Operators Handbook, utilized at Buyer's OCC; and
          (ii) any other Documentation utilized, including that Documentation which takes into consideration the unique or special characteristics of such Spacecraft. [***] Buyer has responsibility and liability for the Operations Control Center and its associated ground station(s). [***]

     3.5 Spacecraft, Documentation and Related Services described above shall be delivered to Buyer at the indicated locations on the dates set forth in Article 4 entitled, "Deliverables and Schedule" herein.

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ARTICLE 4.  DELIVERABLES AND SCHEDULE

     4.1 The following deliverables to be furnished under this Contract shall be furnished at the designated location(s) on or before the dates specified below:

     -----------------------------------------------------------------------------------------------------------
                                                   Date of Shipment                   Location of Shipment
                                                      Delivery                           Delivery or
               Deliverables                         or Performance                       Performance
     -----------------------------------------------------------------------------------------------------------
     1.   Galaxy VIII(i)R Spacecraft           15 June 2002 (the "Shipment       . Shipped from Contractor's
                                               Date")/1/                           facility.
                                                                                 . Delivery Site at Launch
                                                                                 . Integration Facility/2/.
     -----------------------------------------------------------------------------------------------------------
     2.   Launch Support, Mission Operations   In Accordance with Exhibit A      . Performance Site to be
          and In-Orbit Testing for Galaxy                                          determined pursuant to
          VIII(i)R ("Related Services")                                            Paragraph 4.2.
                                                                                 . Fillmore, California
                                                                                 . Castle Rock, Colorado
                                                                                 . El Segundo, California
     -----------------------------------------------------------------------------------------------------------
     3.   Documentation for Galaxy VIII(i)R    In Accordance with Exhibit A      1500 Hughes Way
          ("Documentation")                                                      Long Beach, California
     -----------------------------------------------------------------------------------------------------------

     /1/ Contractor agrees to ship the Spacecraft from its facility on or before such date as may be necessary to support the launch of the Spacecraft on the Launch Date in accordance with the requirements of this Contract and the Exhibits hereto. [***] Notwithstanding anything herein to the contrary, Contractor shall not be required to ship any Spacecraft earlier than its applicable Shipment Date (as such Shipment Date may be adjusted by mutual agreement of the Parties).

     /2/ Delivery Site to be (i) the Launch Integration Facility (Port of Long Beach) in the event Buyer uses a Sea Launch launch vehicle, (ii) the Launch Integration Facility in Baikonur, Kazakhstan in the event Buyer uses a Proton launch vehicle, or (iii) the Launch Integration Facility in Kourou, French Guyana in the event Buyer uses an Ariane launch vehicle.

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    4.2  Designation of Launch Vehicle.

         4.2.1 Buyer shall designate a Spacecraft's Launch Vehicle on or before [***] months prior to the Shipment Date for such Spacecraft, in which event the Contract Price shall be increased by the applicable amount specified in Paragraph 5.3 if the Buyer designates a Proton Launch Vehicle. If, subsequent to the date that is [***] months prior to such Shipment Date, Buyer requests a change in the Launch Vehicle or Approved Storage Facility for such Spacecraft, such request shall be dealt with as a Change Order Request of Buyer under Article 29.

         4.2.2 Buyer shall pay the costs of delivering the Spacecraft to the Launch Site, which costs are included in the Contract Price. Contractor shall arrange and provide transportation required for the deliverables specified in Section 4.1.

     4.3 Contractor shall be responsible for obtaining: (i) all U.S. Government export licenses to enable export of each Spacecraft, and related test and support equipment to the Launch Site and disclosure of information reasonably requested by Buyer's foreign insurers; and (ii) all authorizations required for Contractor to perform this Contract. Notwithstanding the foregoing, (i) the failure or refusal of the U.S. Government to issue a required export license or (ii) the U.S. Government's revocation of a previously issued license, or (iii) the export authorization by the U.S. Government (a) of only a portion of the information requested by Buyer's foreign insurers, or (b) to fewer than all of Buyer's foreign insurers, or (iv) the U.S. Government's issuance of a limited or

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          restricted export license that prevents Contractor's performance
          (provided in the case of (i), (ii), (iii) and (iv) that (A) Contractor has used its reasonable best efforts to obtain and retain such export license and (B) any revocation of a previously issued license or imposition of license limitations or restrictions is not due to any violation of U.S. Government export laws, regulations or licenses by Contractor) shall be deemed under Paragraph 12.1 to constitute a Force Majeure Event.

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ARTICLE 5.  PRICE

     5.1 The total price (the "Contract Price") for Contractor to provide the Galaxy VIII(i)R Spacecraft, Documentation and Related Services shall [***]

     5.2 Buyer shall pay Contractor the Contract Price stated in Paragraph 5.1 above in accordance with Article 6, Paragraph 6.2 of this Contract.

     5.3 The Contract Price for a Spacecraft shall be adjusted in accordance with the following table, based upon the Launch Vehicle designated by Buyer for such Spacecraft pursuant to Paragraph 4.2.1. If Buyer changes the designated Launch Vehicle for the Spacecraft in accordance with Paragraph 4.2.1 (as opposed to Article 29), the Contract Price shall be adjusted in accordance with the following table:

                                  Table 5.3.1
                                  -----------
                          Adjustment to Contract Price
                          ----------------------------

     -------------------------------------------------------------------
                  Launch Vehicle                     Adjustment
     -------------------------------------------------------------------
                    Sea Launch                          [***]
     -------------------------------------------------------------------
          Ariane 4/5 (applicable to Option              [***]
                 Spacecraft only)
     -------------------------------------------------------------------
             Proton - any configuration                 [***]
     -------------------------------------------------------------------

     5.4 Any adjustment to the Contract Price under Paragraph 5.3 shall be allocated pro rata over the entire Payment Plan for such Spacecraft. Adjustments allocated to payments already made shall be promptly paid by Buyer or refunded by Contractor.

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     5.5  Buyer agrees to pay to Contractor a delivery incentive (the "Delivery
          Incentive") up to a maximum amount [***] due and payable in accordance with this Paragraph 5.5. In the event that [***] Buyer agrees to pay to Contractor a delivery incentive (the "Delivery Incentive") as follows:

          5.5.1 In the event that [***] the Delivery Incentive shall equal [***] or

          5.5.2  In the event that [***] the Delivery Incentive shall equal
          [***]

     5.6 Contractor shall submit an invoice for any Delivery Incentive after such amount is earned under Paragraph 5.5, and Buyer shall pay such Delivery Incentive within thirty (30) days of receipt by Buyer of such invoice.

     5.7 The Delivery Incentive (if any) paid by Buyer for each Spacecraft shall be [***] in accordance with this Paragraph 5.7. The [***] shall be equal to the sum of: [***] pursuant to Paragraph 6.3 (and all subparagraphs thereof); plus [***] in clause (i) at the [***]. For example, if the Contractor earns a Delivery Incentive of [***] for a Spacecraft and if with respect to such Spacecraft, Contractor [***].

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        [***] in accordance with clause (ii) above. If [***].

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ARTICLE 6.  PAYMENTS

     6.1 Pursuant to the terms set forth in this Article 6, and subject to Buyer's rights, defenses and remedies as expressly stated in this Contract, Buyer shall pay to Contractor the Contract Price as stated in Article 5 herein for the applicable Spacecraft, Documentation, and Related Services under this Contract.

     6.2 Invoices shall be prepared and submitted by Contractor for each Spacecraft in a form reasonably acceptable to Buyer. Payments to Contractor for such Spacecraft shall be made according to the following payment plans:

                                   Table 6.2
                                   ---------

                    Galaxy VIII(i)R - Progress Payment Plan*
                    ----------------------------------------

     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
          [***]                 [***]                    [***]
     -------------------------------------------------------------
      [***]                     [***]                    [***]
     -------------------------------------------------------------
      [***]                     [***]                    [***]
     -------------------------------------------------------------
      [***]                     [***]                    [***]
     -------------------------------------------------------------
     [***]
     *This plan also applies to the Option in Article 38, Section 38.1 (but not the Replacement Spacecraft Options) if ordered and the Shipment Date is determined to be 18 months from option exercise in accordance with Paragraph 38.2.

     **Initial Payment shall be paid by the Buyer to the Contractor not later than 10 business days after the later of (i) Contract award or Option exercise date or (ii) the business day that the Buyer receives a proper invoice

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     from the Contractor for such Initial Payment. For purposes of GVIII(i)R, this means the initial payment is due to the Contractor not later than 29 December 2000.

     6.3  Incentives Obligations.

          6.3.1  The following definitions are applicable to this Section 6.3:

                 6.3.1.1 "Specified Operation Lifetime" means (i) fifteen (15)
                         years if the Launch Vehicle is Sea Launch or Proton Breeze M ,or (ii) fourteen and one half (14.5) years if the Launch Vehicle is Proton D-1-e or (iii) fifteen
                         (15) years if the Launch Vehicle is Ariane 42L (or larger) and the Spacecraft dry mass specified by Contractor at the contract execution date (in the case of Galaxy VIII(i)R), the Option exercise date (for the Option Spacecraft), or the order date (for any Replacement Spacecraft) does not exceed [***]

                 6.3.1.2 "Successfully Operating Payload." Each Spacecraft shall be equipped with one or more Payloads, as defined in Paragraph 6.3.1.8. Each Payload shall be deemed to be Successfully Operating if at least that number of Transponders that is one more than one-half of the total number of Transponders within such Payload are Successfully Operating Transponders (as defined below).

                 6.3.1.3 "Successfully Operating Transponder". A Successfully
                         Operating Transponder is a Transponder which meets either or both of the following two criteria:


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                    (a)  The Transponder meets or exceeds the performance
                         specifications set forth in Exhibit B. For the avoidance of doubt, if the Spacecraft is placed into inclined orbit, then the Transponders shall be deemed not to meet the criteria stated in this Paragraph 6.3.1.3(a) at such time as the Spacecraft would have ceased to have a Useful Commercial Life, (as mutually determined by the Parties) had it not been placed in such an orbit.

                    (b) The Transponder, while not meeting or exceeding the performance specifications, provides Buyer with no material loss in its commercial value.

                    A Transponder shall also be deemed to be a Successfully Operating Transponder if it meets the performance specifications through use of any redundant or spare equipment not already in use by another Transponder.

                    [***]

           6.3.1.4 "Useful Commercial Life". The Useful Commercial Life of a Spacecraft means the period beginning on the Commencement Date and ending on the earlier to occur of (i) the date on which there is just sufficient fuel remaining on board the Spacecraft only to eject the Spacecraft from its geostationary orbital location or (ii) the date on which at least one-half of the

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                    Transponders on each Payload are not Successfully Operating
                    Transponders.

            6.3.1.5 "Successfully Injected Spacecraft". A Launched Spacecraft
                    shall be deemed to be a Successfully Injected Spacecraft if:

                    (a) The transfer orbit/spacecraft attitude meets the following required criteria:

                         (1) Perigee altitude error is less than or equal to +3 sigma;

                         (2) Apogee Altitude error is less than or equal to +3 sigma;

                         (3) Inclination error is less than or equal to +3 sigma;

                         (4) Argument of perigee error is less than or equal to +3 sigma; and

                         (5) The Spacecraft has been separated with attitude rate errors of less than or equal to +3 sigma and

                    (b) The Spacecraft has not suffered physical damage which resulted from Launch Vehicle malfunction.

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                    The calculated amount of Useful Commercial Life (the
                    "Calculated Operational Lifetime") shall be mutually determined by Buyer and Contractor, based on standard engineering practices, using measured actuals of the Spacecraft, existing at the time of the operational hand-off of the Spacecraft to Contractor from the Launch Vehicle provider. If the attained transfer orbit/Spacecraft attitude does not meet the criteria stated in this Section, but the Calculated Operational Lifetime is greater than or equal to the Specified Operational Lifetime for the Spacecraft, then the Spacecraft shall be deemed to have been a Successfully Injected Spacecraft. If, on the other hand, the attained transfer orbit/Spacecraft attitude does not meet the criteria stated above, and the Calculated Operational Lifetime is less than the Specified Operational Lifetime, then the Spacecraft shall be deemed not to be a Successfully Injected Spacecraft. If Buyer and Contractor cannot agree on the Calculated Operational Lifetime, then the Parties shall resolve such disagreement in acceptance with the dispute resolution procedures set forth in Article 33. During such dispute resolution procedure, Buyer shall commence all payments under Section 6.3.2 to Contractor based on Contractor's calculation of such Calculated Operational Lifetime, except only the disputed amount(s) which shall be paid by Buyer in escrow as set forth in Section 29.4, and the prevailing Party shall be entitled to interest as provided therein.

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               6.3.1.6  "Incentives Interest Rate". The Incentives Interest Rate
                        shall be the lesser of (i) [***] or (ii) [***]

               6.3.1.7 "Commencement Date". The Commencement Date shall be the date on which Buyer receives written certification from Contractor that, based upon the results of completed in-orbit performance tests, at least one Payload is a Successfully Operating Payload.

               6.3.1.8 "Payload" The Payload shall be each payload specified in Exhibit B1 or B2 (as applicable to the appropriate spacecraft).

        6.3.2 Buyer shall pay to Contractor the Incentives Obligations, and the Change Order Profit Component (if applicable), as follows:

               6.3.2.1 Incentives Obligations and Change Order Profit Component. Subject to Section 6.3.2.3 through 6.3.2.6, Buyer shall be obligated to pay to Contractor the Incentives Obligation and any Change Order Profit Component (if applicable), as follows: Buyer shall pay Contractor equal monthly payments that, when summed on a net present value basis to the Commencement Date using the Incentives Interest Rate, equals the total amount of Incentives Obligations plus Change Order Profit Component due hereunder. For example, if the Galaxy VIII(i)R Spacecraft is a Successfully Injected Spacecraft and on the Commencement Date all Transponders on such Spacecraft are and continue to be Successfully Operating Transponders for fifteen (15) years,

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                        assuming the maximum [***] for the entire period, the
                        monthly Incentives Obligations payment would be [***] (the "Nominal Payment"). If the Incentives Interest Rate is less than [***] per annum for any given month, the Incentives Obligations payment will be less than the Nominal Payment. In such circumstances, the amount of each month's payment will be calculated on a net present value basis to the date of the last month's payment using the remaining unpaid principal as the new principal, the Incentives Interest Rate, and a term equal to the number of months remaining in the Incentives period. In the event that a Spacecraft has multiple Payloads, the Incentives Obligations will be allocated among such Payloads in the same manner as the allocation in Buyer's policy for launch and in-orbit insurance for such Spacecraft on the date that is not less than 30 days prior to the Launch Date. The Incentives Obligations, identified above, shall be payable in equal and consecutive monthly installments over the Specified Operation Lifetime of the Spacecraft, except as may be adjusted as set forth herein. Except as provided in Paragraph 6.3.4, the first installment of each Incentives Obligations shall be paid on the Spacecraft's Commencement Date. A sample schedule matrix showing Incentives Obligations payments for fifteen years, assuming fully successful operation, and with a hypothetical interest rate will be attached to this Contract as Exhibit G.

                        The foregoing notwithstanding:


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                    (a)  If the Spacecraft is not a Successfully Injected
                         Spacecraft pursuant to Section 6.3.1.4 but is successfully placed into its on-station orbit by Contractor during the "Transfer Period" (defined as the period from separation of the Launch Vehicle through on-station acquisition) then, subject to Section 6.3.2.3, Buyer shall pay the Incentives Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On Station Operational Lifetime (defined at Section 6.3.2.1(b)).

                    (b) If the Spacecraft is Successfully Injected, but is not successfully placed into its on-station orbit by Contractor during the Transfer Period, then the total amount of the Incentives Obligations for the Spacecraft shall be multiplied by a percentage equal to (i) the On-Station Operational Lifetime divided by (ii) the Calculated Operational Lifetime, which percentage shall, in no event, be greater than one. Subject to
                         Section 6.3.2.3, Buyer shall pay such Incentives Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On-Station Operational Lifetime. The "On Station Operational Lifetime" shall be mutually determined by Buyer and Contractor, based on standard engineering practices, using measured actuals of the Spacecraft, existing at the end of the Transfer Period. However, should the

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                         Spacecraft continue to operate successfully beyond the
                         On-Station Operational Lifetime, Contractor will continue to earn Incentives Obligations at the same monthly rate up to the Specified Operational Lifetime.

                    (c) Finally, if the Spacecraft is not a Successfully Injected Spacecraft and, in addition, is not successfully placed into its on-station orbit during the Transfer Period, then the total amount of the Incentives Obligations shall be multiplied by the sum of (A)(i) the Specified Operational Lifetime, plus (ii) the On-Station Operational Lifetime, minus (iii) the Calculated Operational Lifetime, divided by (B) the Specified Operational Lifetime, which percentile shall, in no event, be greater than one. Subject to Section 6.3.2.3, Buyer shall pay such Incentives Obligations for the Spacecraft in equal and consecutive monthly installments over a period of the Spacecraft's On-Station Operational Lifetime.

                         For purposes of any provision of this Contract, if the Incentives Obligations or related payment periods are to be recalculated, the monthly installments due shall be recalculated to reflect the appropriate interest amount based upon the Incentive Interest Rate.

           6.3.2.2 Notwithstanding the foregoing, if at any time Buyer continues to utilize for revenue-producing purposes any Transponder that is

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                    not a Successfully Operating Transponder, then Buyer shall pay a pro rated amount of the Incentives Obligation attributable to such Transponder that is proportionate to the partial benefit that Buyer derives from such Transponder (the "Partial Incentive Payment"), all as mutually agreed upon by the Parties in good faith.

           6.3.2.3 Except for any Change Order Profit Component (which is non-contingent), and except as provided in Paragraph 6.3.2.2, payment of any Incentives Obligation shall be contingent upon the Transponders being Successfully Operating Transponders, as set forth herein, on the applicable Payload and shall be pro-rated, therefore, on a Transponder equivalent-by-Transponder equivalent basis over the duration of the applicable term of such Obligation; provided, however, that beginning on the date, if any, that any one or more of the Payloads are no longer a Successfully Operating Payload, as and when ascertained pursuant to
                    Section 6.3.2.4 (the "Degraded Payload"), then Buyer's then-remaining Incentives Obligations for such Payload(s) (exclusive of any Change Order Profit Component, as applicable) shall be deemed extinguished.

           6.3.2.4 Whether any Transponder is not Successfully Operating shall be mutually determined by Buyer and Contractor, based on relevant technical data, reports and analyses, and each Party will make available to the other Party for its review upon reasonable request all data used in making such determination. Any

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                    disagreements between the Parties shall be resolved in
                    accordance with the dispute resolution procedure set forth in Article 33.

           6.3.2.5 If the Spacecraft has not been, or is not being, Properly Operated by the Buyer, and any Transponders thereof are not Successfully Operating Transponders, then the Transponders of the Spacecraft which were Successfully Operating prior to such improper operation of the Spacecraft shall be deemed to be Successfully Operating Transponders for purposes of Contractor's entitlement to payment of any applicable Incentives Obligations for such period as such Transponders would have reasonably been predicted to continue to be Successfully Operating had the Spacecraft and transponder thereon been Properly Operated by Buyer; provided, however, that if the failure is the result of a defect in the deliverable software (except to the extent that such defect was caused solely by a modification to such software by Buyer) or if Buyer demonstrates that the failure of any Transponder to be Successfully Operating was not caused primarily, directly or indirectly, by any act or omission of Buyer, its agents, Subcontractors, Consultants or representatives of any kind, then the foregoing provision shall not apply with respect to such Transponder.

           6.3.2.6  Buyer may prepay any portion of the Incentives
                    Obligations or the Change Order Profit Component pursuant to the schedule

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                    matrix attached as Exhibit G. Any remaining Incentives
                    Obligations so prepaid shall be subject to refund by Contractor to Buyer, in any instance and to the extent that Buyer's obligation to make such payments is relieved pursuant to this Article 6, as outlined in the last sentence of Section 6.3.4.1 hereof.

        6.3.3 "Spacecraft Retirement Payment". At any time following the Spacecraft's Delivery, Buyer may, at its option, cease to utilize the Spacecraft for any purpose; provided, however, that if Buyer does cease using the Spacecraft (or if the Spacecraft is rendered a total loss by virtue of Buyer's failure to Properly Operate the Spacecraft), then, upon the exercise date of such option or the declaration of the Spacecraft as a total loss as applicable, all remaining Incentives Obligations payments for any Transponder (and any Change Order Profit Component, if applicable) (subject to the provisions of Section 6.3.2.3 through 6.3.2.5) shall become immediately due and payable, all relative to the Spacecraft; and Buyer shall pay to Contractor such amounts, in immediately available funds, along with the outstanding balance of principal and accrued interest on any other outstanding payment obligations with respect to the Spacecraft, if any, as of such date. In determining the amount of principal and interest due, present value analysis discounted at the Incentives Interest Rate per annum shall be done for any scheduled payment stream previously created by the Parties hereunder. Notwithstanding the foregoing, Buyer shall have the right to cease using the Spacecraft and remove it from its orbital location at any time following the expiration of the Spacecraft's Useful

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               Commercial Life, without payment of such Spacecraft Retirement
               Payment.

        6.3.4  Incentive Obligations and Launch Delay

               6.3.4.1 If the Spacecraft has not been launched by the 181st day after the earlier of (i) the actual date of shipment of the Spacecraft by Contractor or (ii) Buyer's Preliminary Acceptance of the Spacecraft, then, except as set forth in Paragraph 6.3.4.2, the first of the equal and consecutive monthly installment payments for Incentive Obligations on the Spacecraft shall be due and payable and the Specified Operational Lifetime shall be deemed to have begun for purposes of this Paragraph 6.3 and such payments shall commence (the "Pre-Launch Incentive Payments"). If upon the Commencement Date or at any time thereafter, any Transponder ceases to be a successfully Operating Transponder or a Payload becomes a Degraded Payload, then Contractor shall deliver to Buyer a refund of that portion of the Pre-Launch Incentive Payment attributable to such Transponder or Payload (plus interest thereon calculated at the Incentives Interest
                        Rate), taking into account the amount of such time such Transponder or Payload met the performance specifications, and Buyer's subsequent Incentives Obligations shall be reduced thereafter on a pro rata basis; provided, if applicable, Buyer shall receive a credit to the extent of any Pre-Launch Incentive Payments, to be applied as an offset against Buyer's consecutive monthly installment payments for the

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                    Incentives Obligations otherwise due and payable for the
                    months immediately following the Commencement Date.

           6.3.4.2  If the Spacecraft has not been Launched due primarily to
                    (1) Contractor's fault after shipment or (2) Contractor's failure to timely meet the Spacecraft's scheduled Shipment Date (where such failure in shipment is not caused by Buyer's actions or inactions) (or a combination of clauses
                    (1) and (2) immediately above), then the first of the equal and consecutive monthly installments of the Incentives Obligations on the Spacecraft shall be due and payable on, and interest shall not accrue until, the earlier to occur of
                    (i) the Commencement Date or (ii) one year after the earlier of (a) the actual date of shipment of the Spacecraft by Contractor or (b) Buyer's Preliminary Acceptance of the Spacecraft. If upon the Commencement Date, or at any time thereafter, any Transponder on the Spacecraft (which has been subject to a Launch delay under this Paragraph 6.3.4.2) ceases to be a Successfully Operating Transponder or a Payload becomes a Degraded Payload, then Contractor shall deliver to Buyer a refund (plus interest thereon calculated at the Incentives Interest Rate) of that portion of the Pre-Launch Incentives Payments attributable to such Transponder or Payload, taking into account the amount of time such Transponder or Payload met the performance specifications, and Buyer's subsequent Incentives Obligation for the affected Payload on the Spacecraft shall be reduced thereafter on a pro rata basis; provided, however, that Buyer shall receive a credit to the extent of any

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                    Pre-Launch Incentive Payments, such credit to be applied as an offset against Buyer's consecutive monthly installment payments for the Incentives Obligations otherwise due and payable for the months immediately following the Commencement Date.

           6.3.4.3  If, for any reason other than primarily Contractor's
                    Fault, the Spacecraft has not been Launched within 24 months following the Spacecraft's actual earliest date that the Spacecraft is available for shipment provided that Preliminary Acceptance has occurred (the "Shipment Availability Date"), then the full amount of the Incentives Obligations (and any Change Order Profit Component, if applicable) (including principal and accrued interest, if any) shall become immediately due and payable upon the last day of such 24th month. If, however, the Spacecraft is subsequently Launched within 54 months of its Shipment Availability Date and any Transponder of the Spacecraft ceases to be a Successfully Operating Transponder or a Payload becomes a Degraded Payload, then Buyer shall be entitled to a proportionate refund (plus interest thereon calculated at the Incentives Interest Rate) for any Incentives Obligations (and any Change Order Profit, if applicable) paid for such Transponder or Payload, taking into account the amount of time such Transponder or Payload met the performance specifications. If, for any reason, the Spacecraft has not been Launched prior to the third anniversary of Shipment Availability Date (the "Third Anniversary"), then Buyer shall have an

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                    option (the "LOPS/MOPS Option"), exercisable in writing
                    received by Contractor on or before the Third Anniversary, to extend its right to utilize the Related Services for the Spacecraft to the fifth anniversary of the Spacecraft's Shipment Availability Date (the "Extension Period"). If Buyer does not timely exercise the LOPS/MOPS Option, then Buyer shall pay Contractor the portion of the "Related Services Price" (as defined below) for the Spacecraft expended by the Contractor. If Buyer timely exercises the LOPS/MOPS Option, then the Related Services Price for the Spacecraft during the Extension Period, shall be increased by [***] beginning on the Third Anniversary. Buyer shall be obligated to pay such escalation amount within 30 days of receipt of invoice from Contractor. In any case, Contractor's obligation to provide such services shall terminate on the date which is fifty-four (54) months (or as early as thirty-six (36) months) from the Shipment Availability Date of the Spacecraft. If Contractor's obligation to provide Related Services is terminated under the immediately preceding sentence, then Buyer shall pay the portion of the Related Services Price expended by the Contractor. For purposes of this Paragraph 6.3.4.3, "Related Services Price" shall mean the amount payable upon completion of the Related Services pursuant to Paragraph 6.2.

           6.3.4.4 If, for any reason, other than Contractor's fault, a Launch failure occurs between the time of Launch and the Commencement Date (or if no Commencement occurs), then the full amount of the

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                    Incentives Obligations (and any Change Order Profit
                    Component, if applicable) (the "Recoverable Amount(s)") shall become immediately due and payable upon the date of such Launch failure. Contractor shall be entitled to obtain payment of such Recoverable Amounts from the proceeds of the launch insurance obtained by Buyer and shall be entitled to a priority in obtaining such proceeds over Buyer and all other parties or claims; provided, however, that nothing herein shall relieve Buyer of its obligations to pay to Contractor all such Recoverable Amounts, as set forth herein. Buyer agrees to name Contractor as a loss payee under Buyer's launch insurance policy to the extent Contractor is entitled to payment of Recoverable Amounts. During the [***] immediately following such Launch failure, Buyer shall use best reasonable efforts to obtain the proceeds of its launch insurance to pay Contractor the Recoverable Amounts, hereunder. However, if Contractor does not receive all such Recoverable Amounts from the proceeds of Buyer's launch insurance within such [***] period, then Buyer shall be obligated immediately to compensate Contractor for, and Contractor may also look to Buyer directly for satisfaction of, all such Recoverable Amounts. For the purposes of this Paragraph 6.3.4.4, "Launch" shall mean intentional ignition of any first stage engine of the Launch Vehicle.

     6.4 Contractor shall not be obligated to deliver the Spacecraft to the Launch Site if there are any outstanding Delinquent Payments owed by Buyer to Contractor

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          with respect to such Spacecraft under this Contract one month prior to shipment of such Spacecraft from the Contractor facility. "Delinquent Payments" are defined as those payments not received by Contractor within thirty (30) days of the later of (i) the dates due as defined in Paragraphs 6.2.1 and 6.2.2 above or (ii) the date that Buyer received Contractor's invoice therefor. Once Buyer has paid Contractor for any "Delinquent Payments" and any interest accrued in accordance with Paragraph 6.6 below, Contractor shall use its reasonable best efforts to ship such Spacecraft to the Launch Site so as to enable launch on the scheduled Launch Date and in any event to make shipment as soon as practicable and no later than sixteen (16) weeks after payment by Buyer of such Delinquent Payments. Buyer will be responsible for and will pay to Contractor any reasonable costs and [***] profit on such costs that Contractor may incur as a result of a delay in delivery due to Buyer's Delinquent Payments. Notwithstanding the foregoing, this Section 6.4 shall not relieve Contractor of its obligation to deliver a Spacecraft, and no "Delinquent Payment" shall be deemed to have occurred, due to any non-payment by Buyer on account of an alleged breach by Contractor or other dispute as to such payment provided such alleged breach of dispute is being handled in accordance with Article 33. . In such event, Buyer shall, within thirty (30) days of the date such payment is due, pay the full amount of such payment into an interest-bearing escrow account to be established at Bank of America, Concord, California. Upon settlement of the dispute as to such payment and alleged breach in accordance with Article 33, the Party entitled to the amount in escrow shall receive such amount together with all accrued interest thereon and the other Party shall pay all costs and fees associated with the escrow of such amount.

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     6.5  Invoice

          6.5.1 Invoices submitted to Buyer for payment shall contain a cross-reference to the Contract number and the date specified in the Payment Plan of Paragraph 6.2, if any. Contractor shall submit one (1) original invoice for the Spacecraft in each instance to:

                 PanAmSat Corporation
                 One Pickwick Plaza
                 Greenwich, CT 06830


                 Attention: Adrienne Calderone, Controller, and Robert Bednarek, Executive Vice President and
                             Chief Technology Officer

                 cc:  James Frownfelter, Senior Vice President -- Space
                      Systems


          6.5.2 Invoice amounts, as specified in Paragraph 6.2, provide for billings to be submitted by the 15th day of each month (unless such invoice is for Related Services or Exhibit H Documentation) and in any case shall be paid by Buyer within thirty (30) days upon receipt of the proper invoice by Buyer.

          6.5.3 The Contractor may submit the invoice for initial payments via facsimile to Adrienne Calderone and the original invoice copy shall be forwarded to the Buyer for record purposes. Such facsimile copy shall be recognized as the formal submittal of and receipt by the Buyer of such invoice.

     6.6  Late Payments

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                    In the event of a failure by the Buyer or the Contractor to make a payment required pursuant to this Contract, the delinquent Party shall pay interest at the rate of [***] on the overdue amount for the number of days that the payment is overdue, commencing on the date payment is due and terminating on the date the overdue amount is paid in full. Notwithstanding the foregoing, this Section 6.6 shall not apply to any payment made into escrow in accordance with
                    Section 29.4.

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ARTICLE 7.  SPACECRAFT LAUNCH DATE

          7.1.1 "Launch Date" Defined. The calendar date during which a Launch will occur. The Launch Date shall be notified by Buyer to Contractor no later than three (3) months prior to the first day of the applicable Launch month and once established, shall become an express term of this Contract, subject to change in accordance with this Article 7.

          7.1.2 "Launch Window" Defined. A period of time within the Launch Date during which a Launch can occur and meet mission requirements. The Launch Window shall be established by mutual agreement of Buyer and Contractor no later than forty-five (45) days prior to the Launch Date and once established, shall become an express term of this Contract.

          7.1.3  Adjustment of dates. The time periods as delineated in Sections
                 7.1.1 and 7.1.2 shall be adjusted to reflect applicable launch provider contracts, consistent with ordinary practices of such providers as familiar to the Parties.

     7.2 The Contract Price set forth in Paragraph 5.1 includes Contractor furnished launch support services, post launch support services, in-orbit test support services, and post title transfer monitoring and command of the Spacecraft if Buyer invokes the remedial provisions of
          Article 3, Paragraph 3.3.

     7.3 If the Spacecraft Launch Date is postponed for any reason other than the primary fault of Contractor (and/or any of its subcontractors or suppliers), excluding any postponement due to an Excusable Delay as defined in Article

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          12, the Parties shall negotiate in good faith to determine an equitable adjustment to the price and affected terms of this Contract, if any. If the cost of supplies or materials made obsolete or excess as a result of such postponement is included in the equitable adjustment, Buyer shall have the right to prescribe the manner of disposition of such supplies or materials. Costs included in the equitable adjustment shall include but not be limited to: support personnel standby; extra travel expenses; transport termination or rescheduling fees and a profit rate of [***]

     7.4 Notwithstanding the foregoing, if the Spacecraft Launch Date is postponed by either Party due to an Excusable Delay, as defined in Paragraph 12.1 herein, the terms of Article 12 herein shall govern such postponement.

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ARTICLE 8.  BUYER-FURNISHED ITEMS

     8.1 The following facilities, equipment, and services ("Buyer-Furnished Items") shall be furnished by Buyer at no cost to Contractor, in a timely manner, so as to enable Contractor to perform the work described herein.

          1) Reservation and procurement of launch services, launch insurance (Contractor to be named a loss payee as provided in Paragraph 6.3.4.2), and associated services and facilities as described in the applicable Launch Vehicle users' manual.

          2) Storage of a Spacecraft and related test equipment for all Force Majeure Events which prevent Buyer from supplying Buyer-Furnished Items and/or Launch Vehicle delays.

          3) Earth station facilities for IOT including appropriate RF facilities, but not specialized test equipment.

          4)  Lightning warning services.

          Contractor will provide preliminary requirements of Item 1 above to Buyer no later than two (2) months after the Effective Date of this Contract to assist Buyer's compliance with this Article, which shall be consistent with what Contractor has generally required Buyer to secure for previous launches with the same launch provider. Subject to the confidentiality requirements of the applicable agreements, Contractor will be allowed to review the list of services which Buyer has procured in Buyer's contract(s) for launch services.

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          In the event that the Buyer-Furnished Items set forth above are not provided in a timely manner, excluding any excusable delay as defined in Article 12 herein, then Buyer shall be liable to Contractor for all applicable costs which shall include but not be limited to: procurement or rental of suitable substitutes for such Buyer Furnished Items at no higher than market prices, with title and possession of all such procured items reverting to Buyer after Contractor's use under this Contract; support personnel standby; extra travel expenses; transport termination or rescheduling fees; and installation/de-installation of communication links to the Launch Site and a profit rate of [***]. In the event that the Buyer-Furnished Items are not provided in a timely manner and the Contractor must procure or rent suitable substitutes, and the foregoing process has materially affected the Contractor's ability to ship the Spacecraft on or prior to the applicable Shipment Date, the Parties agree to adjust such Shipment Date to account for any delay resulting from the non-suitability or non-timely provision of such Buyer-Furnished Items.

     8.2 Contractor shall maintain a system to ensure the adequate control and protection of Buyer's Property. For the purposes of this Article, "Buyer's Property" shall be defined as any item which Buyer provides to the Contractor or directs Contractor to maintain in storage or an inventory account under this Contract. Upon receipt of notification from Buyer, the Contractor shall complete and return within fifteen
          (15) working days a Property System Certification describing the system that will be used to control Buyer's Property. Additionally, upon prior notice to Contractor, Buyer's representative may, at its option and at no additional cost to Buyer, conduct surveillance of the Contractor's Property Control System during normal

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          business hours as Buyer deems necessary to assure compliance with the terms and conditions of this Article.

     8.3 Contractor shall, commencing with its receipt and during its custody or the use of any Buyer's Property, accomplish the following:

          A. Establish and maintain inventory records and make such records available for review upon Buyer's request;

          B. Provide the necessary precautions to guard against damage from handling and deterioration during storage;

          C. Perform periodic inspection to assure adequacy of storage conditions; and

          D. Ensure that Buyer's Property is used only for performing this Contract, unless otherwise provided in this Article or approved by Buyer.

     8.4 Contractor shall not modify, add-on, or replace any Buyer's Property without Buyer's prior written authorization. Contractor shall immediately report to Buyer's contract representative the loss of any Buyer's Property or any such property found damaged, malfunctioning, or otherwise unsuitable for use. The Contractor shall determine and report the probable cause and necessity for withholding such property from use.

     8.5 Upon termination or completion of this Contract, and upon request by Buyer, the Contractor shall perform a physical inventory, adequate for accountability and disposition purposes, of all Buyer's Property applicable to such terminated or completed agreement and shall cause its subcontractors and suppliers at every tier to do likewise.

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     8.6  The use of Buyer's TT&C ground systems at Fillmore (for C-Band
          Programs) or Castlerock (for K-Band programs) shall be provided at no cost to the Contractor for transfer orbit services.

ARTICLE 9.  INSPECTION AND ACCEPTANCE


     9.1 Inspection of all deliverable hardware, documentation and Contractor's services provided hereunder shall take place in accordance with the terms of Article 10, entitled "Access to Work in Process," herein.

     9.2 "Preliminary Acceptance" of the Spacecraft shall occur when all in-plant tests required to be performed by Contractor for the Spacecraft and other deliverable hardware have been completed and the Contractor has demonstrated at the pre-ship review that the Spacecraft and other deliverable hardware and contract deliverables meet the requirements of this Contract, at which time Buyer shall accept the Spacecraft and other deliverable hardware on a preliminary basis in writing within five (5) business days. If the Spacecraft or other deliverable hardware is unacceptable, Contractor shall promptly and at its expense, rectify the unsatisfactory hardware and resubmit such hardware for acceptance by Buyer as provided above. In either case, such hardware shall be deemed accepted upon failure of Buyer to notify Contractor in writing within the above five (5) business days that it is accepted, rejected or that in Buyer's opinion further corrective action must be taken by the Contractor. In the event that Buyer has not given Preliminary Acceptance of the Spacecraft, Contractor shall not ship the Spacecraft from Contractor's facility without Buyer's prior

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          written consent. Any such Preliminary Acceptance shall not constitute a "Consent to Fuel" nor a "Final Acceptance", which shall occur pursuant to Paragraphs 9.3 and 9.4, respectively.

     9.3 Buyer shall have access to launch integration facility and/or launch site test results during the launch campaign in accordance with the provisions of Article 10, Paragraph 10.1 "Access to Work in Process." Contractor shall not fuel the Spacecraft at the launch site until Buyer has given its written "Consent to Fuel" notice after satisfactory completion and Buyer's review of successful launch site test data upon completion of launch integration facility and/or launch site tests specified in Exhibit C, Spacecraft Integration Test Plan.

     9.4 Final Acceptance of the Spacecraft shall occur upon the earlier to occur of (i) the completion of In-orbit Testing in accordance with Exhibit A, or (ii) immediately before a Partial Failure, Total Failure or Total Constructive Failure of the Spacecraft (as each such term is defined in the applicable launch insurance contract or successor contract), which occurs at or after Intentional Ignition.

     9.5 With respect to deliverable Hardware which Buyer orders Contractor to store, the Hardware shall be stored at a location to be negotiated and Final Acceptance shall occur at the end of the [***] warranty period as set forth in Article 16 herein, entitled "Spacecraft Warranty," or such other event mutually agreed upon between the Parties.

     9.6  Non-Conforming Products.

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        9.6.1  At (i) the Effective Date (in the case of Galaxy VIII(i)R),
               (ii) the Option exercise Date (in the case of an Option Spacecraft) and (iii) the order date (in the case of a Replacement Spacecraft), Contractor shall notify Buyer in writing of the dry mass of such Spacecraft (the "Specified Dry Mass"). Contractor shall formally notify Buyer, by letter, not later than ten (10) months prior to the Shipment Date for such Spacecraft, and at any time thereafter, in the event that, based on actual mass measurements and historical statistics, the dry mass for a Spacecraft is projected to exceed [***]. If (i) the Specified Dry Mass for a Spacecraft does not exceed [***], (ii) Contractor notifies Buyer pursuant to the immediately preceding sentence that dry mass for such Spacecraft is projected to exceed [***] and as a result such Spacecraft cannot achieve the Specified Operational Lifetime on a Ariane 42L launch vehicle and (iii) Buyer will be required to pay for additional weight from the Ariane launch provider in order to achieve the Specified Operational Lifetime without delaying the placing of the Spacecraft in its orbital location by more than fifteen (15) additional days, then Contractor shall reimburse Buyer for such additional payments up to a maximum of [***].

        9.6.2 Any Preliminary Acceptance or Final Acceptance by Buyer of a Spacecraft that does not conform to the requirements of this Contract (whether or not related to weight) shall not affect the Parties rights and obligations under Paragraph 6.3 ("Incentive Obligations") with respect to the Spacecraft or other deliverable that does not perform to the specifications of this Contract.

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          9.6.3  In the event that (i) Contractor makes a reimbursement to Buyer with respect to a Spacecraft pursuant to Paragraph 9.6.1, and
                 (ii) the Useful Commercial Life of such Spacecraft continues beyond the Specified Operational Lifetime, then Buyer shall pay to Contractor each month that the Useful Commercial Life of such Spacecraft continues (not to exceed thirty-six months beyond the Specified Operational Lifetime) an amount equal to the lesser of (a) [***] or (b) [***] All amounts payable by Buyer pursuant to this Paragraph 9.6.3 shall include interest on the amount payable by Buyer, calculated at the Incentives Interest Rate from the date that Contractor reimbursed Buyer pursuant to Paragraph 9.6.1 until the date of the applicable payment by Buyer. [***]

     9.7 Until there has been a launch of the Spacecraft that does not result in a Total Failure, Total Constructive Failure or Partial Failure, (as defined in the applicable launch insurance contract) prior to the completion of the Related Services, Contractor shall [***] and shall [***]

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ARTICLE 10.  ACCESS TO WORK IN PROCESS

    10.1 Contractor shall afford Buyer access to work in progress being performed at Contractor's plants and (subject to the Buyer's launch vehicle contract) at the launch integration facility and/or launch site pursuant to this Contract, including technical data, documentation, and hardware, at all times, subject to Contractor's approval not to be unreasonably withheld, during the period of Contract performance, provided such access does not unreasonably interfere with such work or require the disclosure of Contractor's proprietary information to third parties and subject to (i) Contractor's security procedures and (ii) U.S. or foreign government laws, rules and regulations.

    10.2 To the extent that the Contractor's major subcontracts permit, Contractor shall afford Buyer access to work being performed pursuant to this Contract in subcontractor's plants during normal business hours in the company of Contractor's representatives.

          Contractor shall exert reasonable efforts in subcontracting to obtain permission for Buyer access to those major subcontractors' plants. Major subcontracts are defined as those subcontracts in excess of [***]

    10.3 Buyer shall have the right to witness on a non-interference basis all system and subsystem tests scheduled by Contractor in connection with the performance of work under this Contract. If the system or subsystem tests are performed by a subcontractor of Contractor, Contractor shall take all reasonable steps to secure Buyer's access to the subcontractor's facility or facilities. Buyer's right to witness testing shall be on a non-interference basis with the subcontractor's

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          activities and subject to (i) any subcontractor security procedures and (ii) U.S. or foreign government laws, rules, and regulations.

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ARTICLE 11.  TERMINATION FOR DEFAULT; LIMITATION OF LIABILITY

    11.1  Subject to provisions of Article 3 entitled "Spacecraft,
          Documentation and Related Services," Article 5 entitled "Price" and
          Article 12 entitled "Excusable Delays" and the final sentence of Paragraph 4.3, Buyer may issue a written notice of default with respect to a particular Spacecraft to Contractor if: (i) Contractor fails [***] as confirmed in writing by the Contractor's and Buyer's Senior Executives and such failure may result in a delay in delivery of more than [***]; or (ii) the delivery of such Spacecraft or Contractor's performance of any material obligation under the Contract has been delayed for more than [***] other than due to the primary fault of Buyer or a Force Majeure Event. Subsequent to the issuance of said notice, the Buyer may terminate this Contract with respect to such Spacecraft and thereafter elect remedies as identified in Paragraph 11.2 below.

    11.2 If Buyer terminates this Contract, in whole or in part, as provided in Paragraph 11.1 herein, Buyer, at its sole option, shall either: (i) take title to all deliverable hardware, all hardware in process which ultimately would have been deliverable by Contractor and all drawings and data produced by Contractor which ultimately would have been deliverable by Contractor, the cost of which has been charged or becomes chargeable to any work terminated plus all reasonable reprocurement costs up to a maximum amount per Spacecraft of: (a) [***] in the event of a termination of this Contract solely with respect to Documentation and/or Related Services for such Spacecraft or (b) [***] with respect to a complete termination of the Contract with respect to such Spacecraft; or (ii) receive a refund of all payments submitted to Contractor by the Buyer for performance of this Contract for the portion terminated by Buyer, [***] and

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          Contractor shall retain title and possession to all terminated hardware and data which ultimately would have been deliverable by Contractor.

    11.3 Notwithstanding the other provisions of this Article, there will be no termination for default after Intentional Ignition of the Launch Vehicle for the applicable Spacecraft.

    11.4 If, after termination of this Contract (or portion thereof) under the provisions of this Article, a final determination is made pursuant to
          Article 33, entitled "Disputes," that Contractor was not in default under the provisions of this Article, or that the default was excusable under the provision of Article 12 entitled "Excusable Delays," the rights and obligations of the Parties shall be the same as if notice of termination had been issued pursuant to Article 14, entitled "Termination for Convenience," or pursuant to Article 12, Paragraph 12.4, as the case may be.

    11.5 Except as otherwise provided in the Contract, the rights and remedies of the Parties provided in this Article shall be in lieu of any other rights and remedies provided by law or in equity in the event Contractor fails to meet its obligations under this Contract. Buyer shall have no other rights or remedies for late delivery of the Spacecraft, Documentation and Related Services under this Contract except for those rights and remedies expressly provided for in this Contract.

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ARTICLE 12.  EXCUSABLE DELAYS

    12.1 If either Party or a subcontractor of either Party is delayed by act of God, or of the public enemy, fire, flood, earthquake, epidemic, quarantine restriction, strike, walkout, freight embargo, or any other event which is beyond their control and does not arise from the acts or omissions of the delayed Party or its respective subcontractors, said delay shall constitute an excusable delay ("Force Majeure Events"). In the event of an excusable delay, there shall be an equitable adjustment to the time of delivery and/or performance stated in this Contract. The affected Party shall give notice in writing to the other Party within 10 working days that an excusable delay condition exists after learning of such delay. Such notification shall include the cause of the excusable delay, the expected length of the excusable delay, and alternate plans to mitigate the effect of the excusable delay.

    12.2 If the affected Party, as defined in Paragraph 12.1 above, requests or experiences, on a cumulative basis, excusable delay(s) greater than [***] the Parties shall enter into good faith negotiations to develop a mutual course of action and/or an equitable adjustment to the affected terms of this Contract.

    12.3 Notwithstanding the foregoing, if the Launch Date for the Spacecraft defined in Paragraph 7.1 herein is delayed due to a Force Majeure Event affecting Buyer's ability to furnish any item to be supplied by it under Article 8 hereof, Buyer shall reimburse Contractor for all reasonable expenses incurred as a result, including without limitation expenses for: support personnel standby; extra travel expenses; and transport termination or rescheduling fees.

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    12.4  Notwithstanding anything herein to the contrary, in the event that a
          Force Majeure Event occurs and continues to delay or prevent performance by Contractor of its obligations as to either or both Spacecraft for a period of [***] or longer from the initial occurrence of such Force Majeure Event, then Buyer shall have the right to terminate this Contract with respect to the affected Spacecraft upon thirty (30) days written notice. In the event of a termination under this Paragraph 12.4, Buyer shall be entitled to a refund of [***] and Contractor shall retain title to all Deliverables produced by Contractor under this Contract with respect to the affected Spacecraft.

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ARTICLE 13.  AMENDMENTS

     The terms and provisions of this Contract shall not be amended or modified without specific written provision to that effect, signed by the Authorized Representative(s) of both Parties. These Authorized Representative(s) are identified in Article 27, "Notices and Authorized Representative(s)." No oral statement of any person shall in any manner or degree modify or otherwise affect the terms and provisions of this Contract.

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ARTICLE 14.  TERMINATION FOR CONVENIENCE

    14.1 Buyer may terminate all or any portion of the work to be performed pursuant to this Contract upon five (5) days written notice to Contractor. Buyer shall pay Contractor, in the event of such termination, termination liability equaling all Costs (as defined in Paragraph 14.4 below) expended by Contractor for all work done up to the date of termination on the terminated portion of the Contract, settlements with subcontractors for work performed prior to termination on the terminated portion of the Contract, and Contractor's reasonable costs related to termination which would not otherwise have been incurred plus a [***] profit for the applicable termination costs and charges, but in no event more than the maximum termination liability for the applicable Spacecraft that is set forth in Exhibit F hereto, as of the date of termination, less amounts previously paid by Buyer to Contractor pursuant to Article 6; provided that the Parties agree that Exhibit F sets forth the maximum termination liability if the entire Contract is terminated under this
          Article 14 with respect to the applicable Spacecraft, and that the maximum termination liability shall be reduced pro rata appropriately in the event of a termination under this Article 14 of less than all the work to be performed by Contractor. Buyer shall pay the unpaid balance of such termination liability within thirty (30) days of Buyer's receipt of certification of Contractor's costs. In the event that Buyer has paid to Contractor any amount in excess of such termination liability, then Contractor shall refund such excess amount to Buyer within thirty (30) days of certification of costs. In no event shall the termination liability for a Spacecraft exceed either the Contract Price defined in Article 5 herein or the amount specified in Exhibit F for such Spacecraft.

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    14.2  In the event of termination by Buyer hereunder, and upon payment in full of all amounts due (if any) under 14.1 above (or, if any amount is in dispute, payment of such amount into escrow in the manner set forth in Paragraph 6.4), all tangible work in process inventories generated under this Contract, with respect to the terminated work, shall become the property of Buyer. Buyer shall direct disposition of such property within sixty (60) days from date of termination (which disposition may include requesting Contractor to undertake mitigation efforts in accordance with Paragraph 14.3 below) or such other date as agreed to by the Parties. Final acceptance and transfer of title for all tangible work in process inventories to be delivered to the Buyer in the event of termination shall be the subject of separate negotiations between Buyer and Contractor and shall be subject to applicable U.S. Government Export Regulations. The expense of disposition shall be borne by Buyer.

    14.3 At Buyer's request, Contractor shall use reasonable best efforts to identify an alternate use (i.e. sale to third parties and/or internal utilization) for any hardware affected by a termination under this
          Article 14. The Contractor shall submit a proposal to Buyer, which, at a minimum, defines (i) the applicable hardware, (ii) the intended use of the hardware, (iii) the original acquisition cost/value of the applicable hardware, as available, and (iv) the sale/transfer payment(s) to be received by Buyer. Contractor shall use its reasonable best efforts to obtain fair market value for the applicable hardware. Buyer, at its sole option, may accept or reject the proposal submitted by Contractor. In the event that Buyer accepts the proposal submitted by Contractor, payment by Contractor to Buyer of the agreed upon payment value shall occur within thirty (30) days of the sale/transfer of the applicable hardware, or such other payment

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          period as mutually accepted between the Parties. If the Contractor's proposal is rejected by Buyer, and if Contractor is unable to find any alternative use within [***] of being requested to do so or if Buyer so directs, then Title to the applicable hardware shall be vested as stated in Paragraph 14.2 above.

    14.4 As used in this Article 14, Contractor's "Costs" shall mean costs actually incurred by Contractor in performing its obligations hereunder (including G&A costs) not to exceed [***] of such costs) all such costs to be determined in accordance with Contractor's normal accounting practices. Contractor shall provide to Buyer an invoice certified by a financial officer of the company stating that Contractor's claim for the costs properly includes only the costs specified in this paragraph. In the event Buyer desires independent verification of claim, Buyer may request to have independent certified public accountants (CPA) audit costs incurred by Contractor and report to the Parties. The CPA to perform such audit shall be selected by the Buyer, subject to the approval of the Contractor, which approval shall not be unreasonably withheld (and in any event shall not be withheld if Buyer selects a "Big Six" accounting firm). Contractor shall cooperate with such CPA and shall provide all data and records reasonably requested by such CPA. Such audit shall be at Buyer's expense unless such audit shows Contractor's costs to have been overstated (in which event Contractor shall bear the audit expense). Such audit shall constitute a final determination of actual costs notwithstanding the provision of Article 33; provided that, if the costs determined by such report exceed the amount of Contractor's termination claim, Buyer shall only be obliged to pay the amount of Contractor's termination claim.

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    14.5  Contractor shall use its reasonable best efforts to include in its subcontracts for work hereunder terms that will enable Contractor to terminate such subcontracts with a goal of minimizing termination costs in a manner consistent with this Article 14.

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ARTICLE 15.  TITLE AND RISK OF LOSS

    15.1 Title and risk of loss or damage in respect of all items to be delivered under this Contract shall pass from Contractor to Buyer as follows:

          15.1. Risk of loss of the Spacecraft and title shall pass from Contractor to Buyer upon the earlier to occur of: (i) the completion of In-orbit Testing in accordance with Exhibit A; or
                 (ii) immediately before a Partial Failure, Total Failure or Total Constructive Failure (as each such term is defined in Buyer's applicable Launch Insurance Contract) which occurs at or after Intentional Ignition.

          15.1.2 In respect to a Spacecraft which Buyer directs Contractor to store, title and risk of loss shall remain with the Contractor until Final Acceptance as specified in Article 9.5 herein.

          15.1.3 "Risk of Loss" for purposes of this Article 15 is limited to the responsibility and liability for a Partial Failure, Total Failure or Total Constructive Failure (as each such term is defined in Buyer's applicable Launch Insurance Contract). Responsibility and liability for the Spacecraft prior to Intentional Ignition is with the Contractor.

    15.2 In the event of damage to or destruction of deliverable hardware when Contractor shall have risk of loss, Contractor shall repair or replace (subject to Buyer's consent, not to be unreasonably withheld) said hardware.

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    15.3  Insurance Provided By Contractor: The Contractor shall, at its own
          ---------------------------------
          expense, provide and maintain the following insurance:

          15.3.1  "All Risk" Insurance

                  (i) The Policy for "All Risks" insurance shall insure the Contractor and name Buyer as additional insured and Loss Payee as their interest may appear.

                  (ii) The insurance shall cover the Spacecraft while in or about the Contractor's and subcontractors' plants, while at other premises which may be used or operated by the Contractor for construction or storage purposes, while in transit, or while at the designated launch site until Intentional Ignition, or while the Spacecraft is stored by the Contractor at Buyer's direction until Final Acceptance as specified in Article 9.5.

                  (iii) Such insurance shall be sufficient to cover the full replacement value or selling price of the Spacecraft and may be issued with deductibles, for which losses shall be borne by the Contractor.

                  (iv) This "All Risk" insurance shall be in force from the time of the Effective Date of this Contract and shall continue in effect until Contractor's liabilities have expired at Intentional Ignition, or Final Acceptance, if earlier.

          15.3.2  Third Party Liability Insurance

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               (i)   The policy(s) for third party liability insurance shall be written on forms the Buyer may review and shall include Buyer as additional insured.

               (ii) This third party liability insurance shall be in force from the time of the Effective Date of this Contract and shall continue in effect until Contractor's liabilities have expired at Intentional Ignition.

               (iii) The policy(s) may be issued with deductibles, for which losses shall be borne by the Contractor.

     15.4  General Insurance Requirements

               (i) The Contractor shall, upon request, provide to the Buyer certificates of the insurance policy(s) issued by an agent of the Contractor's insurer(s) for coverage which the Contractor is required to provide pursuant to the provisions of these Articles.

               (ii) All policies of insurance to be provided and maintained pursuant to these Articles shall require the insurer(s) or its authorized agent(s) to give each insured not less than thirty (30) days prior written notice in the event of cancellation or any proposed material change in such policies, except for ten (10) days prior written notice in the event of cancellation due to non-payment of premium.

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              (iii) The Contractor may also acquire and maintain, at its own expense, other insurance for amounts and perils, and upon such terms, conditions and deductibles as it may deem advisable or necessary to cover any loss or damage to persons or property that may occur as a result of the performance of this Contract.

ARTICLE 16.  SPACECRAFT WARRANTY

    16.1 Contractor warrants that the Spacecraft, upon successful completion of Spacecraft in plant tests pursuant to Article 9 herein, shall be free from any defects in material or workmanship and shall conform to the applicable specifications and drawings, as evidenced by the applicable acceptance criteria in Exhibits A-D herein.

    16.2 This warranty shall start from the date of Preliminary Acceptance of the Spacecraft as stated in Article 9 herein, entitled "Inspection and Acceptance," and continue for a period of [***], or until the "Intentional Ignition" (defined herein as the Intentional Ignition of any rocket motor on the first stage of the Launch Vehicle) of the applicable Launch Vehicle, whichever is earlier. [***] ("Warranty Time Period"). Contractor shall not be liable in Contract or in Tort for any incidental, special, contingent, or consequential damages.

    16.3  Buyer shall have the right at any time during the Warranty Time
          Period to reject any goods not conforming to this warranty and require that Contractor, at its expense, correct or replace (at Contractor's option) such goods with conforming goods. If at any time during the Warranty Time Period Contractor fails to correct or replace such defective goods and fails to initiate reasonable

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          efforts to correct or replace such defective goods within a reasonable period after written notification and authorization from Buyer, Buyer may then, by contract or otherwise, correct or replace such defective goods and equitably adjust the price.

    16.4 Except as otherwise expressly agreed upon in this Contract, Contractor shall have no liability, or responsibility in Contract or in Tort with respect to the Spacecraft after Intentional Ignition (as defined in Paragraph 16.2) of the Launch Vehicle.

    16.5 THE ABOVE WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING FITNESS FOR PARTICULAR PURPOSE OR MERCHANTABILITY, AND THE REMEDY PROVIDED HEREIN IS THE SOLE REMEDY FOR FAILURE BY CONTRACTOR TO FURNISH A SPACECRAFT THAT IS FREE FROM MATERIAL DEFECTS IN MATERIAL OR WORKMANSHIP AS SET FORTH IN PARAGRAPH 16.1 ABOVE. ALL OTHER WARRANTIES OR CONDITIONS IMPLIED BY ANY OTHER STATUTORY ENACTMENT OR RULE OF LAW WHATSOEVER ARE EXPRESSLY EXCLUDED AND DISCLAIMED. CONTRACTOR AND ITS SUBCONTRACTORS SHALL HAVE NO LIABILITY IN CONTRACT OR IN TORT (INCLUDING NEGLIGENCE) OR IN ANY OTHER MANNER WHATSOEVER FOR A SPACECRAFT AFTER INTENTIONAL IGNITION OTHER THAN AS EXPRESSLY PROVIDED IN THIS CONTRACT.

    16.6 Any limitations on warranties, liability or requests for indemnification from liability for the malfunction of delivered items which are imposed upon the

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          Contractor by its various equipment suppliers shall be passed on directly to Buyer provided, however, nothing therein shall decrease or invalidate the rights of the Buyer during, or the length of, the Warranty Time Period as stated in this Article.

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ARTICLE 17.  INDEMNIFICATION

    17.1 Each Party shall indemnify and hold the other and/or all its officers, agents, servants, subsidiaries, affiliates, parent companies and employees, or any of them, harmless from any liability or expense in connection herewith on account of damage to property (excepting other Spacecraft in flight) and injuries, including death, to all persons including but not limited to employees of the Parties, and their subcontractors, and of all other persons performing any part of the work hereunder, arising from any occurrence caused by a negligent act or omission of the indemnifying Party or its subcontractors, or any of them in connection with the work to be performed by such Party under this Contract. The indemnifying Party shall have the right, but not the obligation, to participate in any legal or other proceedings concerning claims for which it is indemnifying under this Article 17 and to direct the defense of such claims. However, with respect to such legal or other proceedings, the indemnifying Party shall pay all expenses (including attorneys fees incurred by the indemnified Party in connection with such legal or other proceedings) and satisfy all judgments, costs or other awards which have been incurred by or rendered against the indemnified Party. The indemnifying Party shall not settle any such claim, legal or other proceeding without first giving thirty (30) days prior written notice of the Terms and Conditions of such settlement and obtaining the consent of the indemnified Party, which consent shall not be unreasonably withheld or delayed.

    17.2 Notwithstanding the foregoing, neither the Contractor nor its subcontractors shall have any liability in Contract or in Tort, for damages to or caused by the Spacecraft after Intentional Ignition (as defined in Paragraph 16.2), and Buyer

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          shall obtain waivers of subrogation rights from Buyer's insurers against Contractor, and affiliates and subcontractors of Contractor.

ARTICLE 18.  SPACECRAFT NOT LAUNCHED WITHIN SIX MONTHS AFTER ACCEPTANCE

    18.1 If the Spacecraft is not launched within six (6) months after its Preliminary Acceptance per Article 9, entitled "Inspection and Acceptance," and is subsequently ordered to be launched within [***] following its Preliminary Acceptance, it is agreed that the Spacecraft shall be returned at Contractor's option and at Contractor's expense, to Contractor's facility for inspection and refurbishment Any inspection and refurbishment undertaken by Contractor to meet the requirements of Article 16 entitled, "Spacecraft Warranty," shall be at Contractor's expense, including Spacecraft transit insurance.
          After completion of inspection and refurbishment, Contractor shall not re-ship such Spacecraft without the consent of Buyer, which shall be governed by Paragraph 9.2.

    18.2 If the Spacecraft is not launched within six (6) months after its Preliminary Acceptance and is subsequently ordered to be launched later than [***] following its Preliminary Acceptance, it is agreed that the Spacecraft shall be returned, at Buyer's expense, to Contractor's facility for inspection and refurbishment. An equitable adjustment to Contract price for such inspection and refurbishment, to include a [***] profit component shall be negotiated by the Parties unless the fact that the launch is scheduled for later than [***] is due to Contractor's negligent acts or omissions. After completion of inspection and refurbishment, Contractor shall not re-ship such Spacecraft without the consent of Buyer, which shall be governed by Paragraph 9.2.

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   18.3  If the Spacecraft is returned to Contractor's facility for inspection and refurbishment per the terms of Paragraph 18.2 above, all charges to return the Spacecraft to the Launch Site shall be borne by Buyer.

   18.4 If the Spacecraft has not been launched within [***] after its preliminary Acceptance, neither Party shall be further obligated to the other with respect to the Spacecraft. Disposition of the Spacecraft shall be at the option of Buyer with costs of such disposition to be borne by Buyer.

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ARTICLE 19.  PATENT/COPYRIGHT INDEMNITY

     19.1 Contractor shall indemnify and hold Buyer harmless against any liability or expense as a result of claims, actions, or proceedings against Buyer alleging the infringement of any trademarks, United States Copyright or mask work, United States Letters Patent, any other intellectual property rights, by any article fabricated by Contractor and delivered to Buyer pursuant to this Contract as set forth below.

     19.2 Contractor agrees to defend at its own expense any claim, action, proceeding or request for royalty payments or any claim for equitable relief or damages against Buyer, its subsidiaries, and the officers, employees, consultants and advisors of Buyer and its subsidiaries (each such party entitled to indemnification being referred to herein as a "Buyer Indemnitee") based on an allegation that the manufacture of any item under this Contract or the use, lease, or sale thereof infringes any United States Letters Patent trademark, United States Copyright or mask work or any other intellectual property right, and to pay any royalties and other costs related to the settlement of such claim, action, proceeding or request and to pay the costs and damages, including reasonable attorney's fees finally awarded as the result of any claim, action or proceeding based on such request, provided that Contractor is given prompt written notice of such request or claim by Buyer and given authority and such assistance and information as is available to Buyer for resisting such request or for the defense of such claim, action or proceeding, and provided that such Buyer Indemnitee has not intentionally done and shall not intentionally do anything to prejudice materially the defense of such claim, action or proceeding.

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           Any such assistance or information which is furnished by Buyer at the written request of Contractor is to be at Contractor's expense.

     19.3 In the event that, as a result of any such claim, action, proceeding or request: a) prior to delivery, the manufacture of any item is enjoined; or b) after delivery, the use, lease or sale thereof is enjoined, Contractor agrees to utilize its best effort to either: (1) negotiate a license or other agreement with plaintiff so that such item is no longer infringing; or (2) modify such item suitably or substitute a suitable item therefore, which modified or substituted item is not subject to such injunction, and to extend the provisions of this Article thereto. In the event that neither of the foregoing alternatives is suitably accomplished by Contractor, Contractor shall be liable to Buyer for Buyer's additional costs and damages arising as a result of such injunction; provided however, that in no event shall Contractor's entire liability under this Article exceed [***] for each Spacecraft. The existence of one or more claims, actions, proceedings or lawsuits shall not extend such amount.

     19.4 The foregoing indemnity shall not apply to any infringement resulting from a modification or addition, by other than Contractor, to an item after delivery.

     19.5 To the extent that an infringement of an intellectual property right results solely from the compliance by Contractor with an express direction of Buyer in a Change Order Request to employ a particular design not provided in the original Spacecraft Specification for such Spacecraft, then Buyer shall defend or settle, at its expense, any such suit against Contractor, subject to the same conditions, liability cap and other limitations provided in this Article 19 that are applicable to Contractor's indemnification obligations.

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     19.6  The foregoing constitutes the Parties' entire obligation with respect to claims for infringement described in this Article 19.

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ARTICLE 20.  RIGHTS IN INVENTIONS

     20.1 As used in this Contract, "Program Invention" shall mean any invention, discovery or improvement conceived of and first reduced to practice in the performance of work under this Contract. Information relating to Program Inventions shall be treated as proprietary information in accordance with the provisions of this Contract. Rights to inventions conceived solely by Contractor or its employees shall vest completely with Contractor.

     20.2 Contractor shall be the owner of all Program Inventions invented solely by Contractor. Contractor grants Buyer a royalty-free, nonexclusive license in Program Inventions to use Program Inventions solely for the purposes of maintenance and operation of the Spacecraft and delivered hardware. Contractor agrees that it will not revoke such license if Buyer is in compliance with the terms of the license.

           20.2.1 In the case of joint Program Inventions, that is, inventions conceived jointly by one or more employees of both Parties hereto, each Party shall have an equal, undivided one-half interest in and to such joint Program Inventions, as well as in and to patent applications and patents thereon in all countries.

           20.2.2 In the case of such joint Program Inventions, Contractor shall have the first right of election to file patent applications in any country, and Buyer shall have a second right of election. Each Party in turn shall

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                  make its election at the earliest practicable time, and shall notify the other Party of its decision.

          20.2.3 The expenses for preparing, filing and securing each joint Program Invention patent application, and for issuance of the respective patent shall be borne by the Party which prepares and files the application. The other Party shall furnish the filing Party with all documents or other assistance that may be necessary for the filing and prosecution of each application. Where such joint Program Invention application for patent is filed by either Party in a country which requires the payment of taxes, annuities, maintenance fees or other charges on a pending application or on an issued patent, the Party which files the application shall, prior to filing, request the other Party to indicate whether it will agree to pay one-half of such taxes, annuities, maintenance fees or other charges. If within sixty (60) days of receiving such request, the non-filing Party fails to assume in writing the obligation to pay its proportionate share of such taxes, annuities, maintenance fees or other charges, or if either Party subsequently fails to continue such payments within sixty (60) days of demand, it shall forthwith relinquish to the other Party, providing that said other Party continues such payments, its interest in such application and patent and the invention disclosed therein, subject, however, to retention of a paid-up, non-exclusive, non-assignable license in favor of the relinquishing Party, its parent, and any subsidiary thereof to make, use, lease and sell the apparatus and/or methods under said application and patent.

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     20.3  Each owner of a jointly-owned patent application or patent resulting therefrom shall, provided that it shall have fulfilled its obligation, if any, to pay its share of taxes, annuities, maintenance fees and other charges on such pending application or patent, have the right to grant non-exclusive licenses thereunder and to retain any consideration that it may receive therefor without obligation to account therefor to the other Party. In connection therewith, each of the Parties hereby consents to the granting of such non-exclusive licenses by the other Party and also agrees not to assert any claim with respect to the licensed application or patent against any licensee of the other Party thereunder during the term of any such license.

     20.4 No sale or lease hereunder shall convey any license by implication, estoppel or otherwise, under any proprietary or patent rights of Contractor, to practice any process with such product or part, or, for the combination of such product or part with any other product or part.

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ARTICLE 21.  INTELLECTUAL PROPERTY RIGHTS

     Except as provided in Article 20, neither Party shall acquire any rights with respect to any patent, trademark, trade secret, or any other intellectual property developed or used by the other Party in the performance of this Contract.

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ARTICLE 22.  FURNISHED DATA AND INFORMATION, DISCLOSURE AND USE


     "Proprietary Information" shall mean any data and information received by one Party from the other Party, which is identified as proprietary in accordance with either of the following methods: (i) if in writing, it shall be marked by the disclosing Party with an appropriate proprietary legend, or (ii) if disclosed orally, it shall be presented by the disclosing Party as Proprietary at the time of disclosure and shall be confirmed by the disclosing Party as Proprietary Information in writing within thirty (30) days of its initial oral disclosure.

     22.1 The receiving Party agrees to protect such data and information with the same degree of care which the receiving Party uses to protect its own confidential data and information, but in no case less than reasonable care.

     22.2 The receiving Party shall not disclose or have disclosed to third Parties, in any manner or form, or otherwise publish such data and information so long as it remains proprietary without the express written authorization of the other Party or except as otherwise permitted in this Article 22;

     22.3 The receiving Party agrees that it shall use such data and information solely in connection with the performance of work under this Contract, unless otherwise expressly authorized in writing by or on behalf of the other Party with the designation of specific data and information and use;

     22.4 The foregoing obligations with regard to such data and information shall exist unless and until such time as:

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          22.4.1  Such data and information are previously known to the receiving Party or otherwise publicly available prior to its receipt by the receiving Party without the default of the receiving Party; or

          22.4.2 Such data and information have been lawfully disclosed to the receiving Party by a third party which has the right to disclose such data; or

          22.4.3 Such data and information are shown by written record to have been independently developed by the receiving Party; or

          22.4.4 Such data and information are otherwise available in the public domain without breach of this Contract by the receiving Party; or

          22.4.5 Such data and information are disclosed by or with the permission of the disclosing Party to a third party without restriction; or

          22.4.6 Such data and information are disclosed by the receiving Party as required by law or government regulation or order (as long as the receiving Party provides reasonable notice to the disclosing Party prior to such disclosure); or

          22.4.7 Such data and information are released for disclosure in writing by or with the express written permission of the disclosing Party.

    22.5 Providing Buyer shall obtain from the recipient a nondisclosure agreement at least as restrictive as this Article 22, and subject to Paragraph 22.7, Buyer may

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           disclose any Proprietary Information on a need to know basis to its customer(s), contractors, insurers, consultants, advisors, counsel and actual or prospective lenders, investors, or successors in interest. In no event shall either Party disclose any Proprietary Information of the other Party to any competitor of the other Party without first obtaining written consent from the other Party.

     22.6 Any copyrighted material belonging to a Party to this Contract may be copied by the other Party as necessary to enable the receiving Party to perform its obligations under this Contract, provided always that the copyright legend is retained on the material.

     22.7 Certain of the hardware and documentation ("Export-Licensed Products") furnished under this Contract will be authorized by the United States Government for export only to the designated launch site for Launch into space or other locations required for performance of obligations under this Contract. Such Export-Licensed Products or any other ITAR controlled hardware and/or documentation may not be resold, diverted, transferred, trans-shipped or otherwise be disposed of in any other country or in any other manner, either in their original form or after being incorporated through an intermediate process into other end items without the prior written approval of the United States Government, which approvals are the sole responsibility of the Buyer. Additionally, transferring ownership or control to any other person who is not a U.S. citizen or business entity which is not incorporated in the United States, of any of the Export-Licensed Products or ITAR controlled hardware and/or documentation furnished under this Contract is considered an export and as such also requires prior written approval from the United States Government,


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           which approvals are the sole responsibility of the Buyer. The Buyer represents and warrants that the ultimate end use of the Export-Licensed Products and ITAR controlled hardware and/or documentation is for provision of telecommunications services.

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ARTICLE 23.  PUBLIC RELEASE OF INFORMATION


     Neither Party shall issue news releases, articles, brochures, advertisements, prepared speeches, and other information releases concerning the work performed or to be performed under this Contract by Contractor or its subcontractors, or any employee or consultant of either, which contains new information not previously disclosed as permitted under the Contract, without first obtaining the prior written approval of the other Party concerning the content and timing of such release, which approval shall not be unreasonably withheld. The initiating Party shall provide such releases to the other Party for review within a reasonable time prior to the desired release date and the other Party shall be required to respond within said time period.

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ARTICLE 24.  TAXES

     24.1 The price which shall be paid by Buyer for Spacecraft, Documentation and Related Services [***] any U.S. (federal, state or local) sales or use taxes, or fees or other U.S. taxes against real or personal property, however designated, which may be levied or assessed against Contractor. Buyer shall be responsible for the payment of all personal property taxes, if any, with regard to goods which are levied upon the Spacecraft and/or deliverable hardware subsequent to the date of delivery to Buyer. Buyer shall be responsible for any inventory taxes, sales taxes, state taxes or any other taxes that are assessed to Contractor as a result of storage of a Spacecraft in accordance with Article 32 or delivery of goods under the provisions of Article 14.

     24.2 In the event Contractor in the performance of this Contract is required to pay non-U.S. customs, import duties, value-added or sales taxes, commercial card fees, port fees, harbor maintenance tax, other charges, or taxes, or fees, (collectively, "Assessments") however designated (except for (i) any Assessment based on Contractor's income and (ii) any Assessment incurred as a result of or associated with Contractor's manufacture of a Spacecraft), then Buyer will reimburse Contractor for such Assessments within thirty (30) days of written notification by Contractor of payment; provided, however that, Contractor shall use its reasonable best efforts to obtain waivers, exemptions and/or relief from such Assessments when practicable, and Buyer shall not be required to pay any Assessment to the extent any such waiver, exemption or relief is pending or has been obtained. Notification shall then be supported by

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          an invoice and attachment(s) evidencing such payment having been made by Contractor.

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ARTICLE 25.  GOVERNING LAW

     This Contract shall be deemed made in the State of California and shall be construed in accordance with the laws of the State of California without resort to its conflicts of law principles.

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ARTICLE 26.  TITLES

     Titles given to the Articles herein are inserted only for convenience and are in no way to be construed as part of this Contract or as a limitation of the scope of the particular article to which the title refers.

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ARTICLE 27.  NOTICES AND AUTHORIZED REPRESENTATIVES

     Any notice or request required or desired to be given or made hereunder shall be in writing and shall be effective if delivered in person or sent by mail or by facsimile as indicated below:

     1.  PanAmSat Corporation
         One Pickwick Plaza
         Greenwich, Connecticut 06830

         Attention:  Robert Bednarek, Executive Vice President and
                     Chief Technology Officer

                cc:  James Frownfelter
                     Senior Vice President - Space Systems

                and
                cc:  Stephen G. Salem
                     Vice President and Associate General Counsel
                     1600 Rosecrans Avenue, Suite 400
                     Manhattan Beach, California 90266

         Authorized Representative(s):  R. Douglas Kahn
                                        President and Chief Executive Officer

                                        Robert Bednarek
                                        Executive Vice President and
                                        Chief Technology Officer

                                        James Frownfelter
                                        Senior Vice President - Space Systems

     2.  Boeing Satellite Systems, Inc.
         Post Office Box 92919, Airport Station
         Bldg. S41, M/S A374
         Los Angeles, California 90009

         Attention:  Christine L. Kung, Contract Manager
                cc:  Bernie Bienstock, Program Manager

         Authorized Representative(s):  Arturo A. Rosales

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                                        Vice President and General Manager
                                        Randy Brinkley, Senior Vice President
                                        Programs

     or in each case as a Party may direct by notice to the other Party in accordance with this Article 27.

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ARTICLE 28.  INTEGRATION


     This document, with Exhibits, constitutes the entire understanding between the Parties with respect to the subject matter of this Contract and supersedes all previous oral and/or written negotiations, commitments, and understandings of the Parties, including that certain Memorandum of Agreement dated as of October 16, 2000 (the "MOA") between the Parties. For the avoidance of doubt, this Contract shall not affect the terms and conditions of Amendment No. 2, dated concurrently herewith, to the Fixed Price Contract 98-PAS-002 dated as of October 9, 1998 between Buyer and Contractor.

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ARTICLE 29.  CHANGES


     Subject to Paragraphs 4.2.1 and 5.3:

     29.1 Any changes requested by Contractor during the performance of this Contract, within the general scope of this Contract, which will add or delete work, stop work, affect the design of the Spacecraft, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of this Contract, shall be submitted in writing ("Change Proposal") to Buyer [***] days prior to the proposed effective date of the change. If such Contractor requested change causes an increase or decrease in the total price or other terms of this Contract, Contractor shall submit a proposal to Buyer detailing the impact of such change.

     29.2 Buyer shall notify Contractor in writing within ten (10) calendar days after receipt of the requested change and price adjustment (downward or upward), if any, whether or not it agrees with and accepts such Change Proposal. If Buyer agrees with and accepts the Contractor requested Change Proposal, Contractor shall proceed with the performance of the Contract as changed or in the case of a stop work order, suspend the performance of this Contract, and an amendment to the Contract reflecting the Change Proposal shall be incorporated into the Contract. If Buyer does not agree with the Contractor requested Change Proposal, the Parties shall negotiate in good faith to reach agreement on such Change Proposal. If the Parties are unable to agree on the requested change and price adjustment, then the Parties shall proceed with the performance of this Contract, as unchanged. In the event the Parties are able to reach agreement

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           on the change, but not on the price adjustment component, then the
           Parties shall elevate such dispute to the Senior Executives of the respective companies for resolution. If resolution cannot be achieved within a reasonable period of time under the circumstances, Buyer may make a qualified acceptance of the Change Proposal, accepting all matters other than price adjustment, and the issue of price adjustment shall be submitted for resolution by arbitration in accordance with the provisions of Paragraph 33.2 hereof. Pending such resolution of the price issue, the Parties shall perform their obligations under the Contract, or in the case of a Stop work order, suspend their obligations, as if the Change Proposal had been accepted; provided, however, that Buyer shall pay any disputed amount of the price adjustment into an escrow account in accordance with Paragraph 29.4 hereof on the date such amount would have been due and payable had the Change Proposal been accepted, or if the Change Proposal could result in a downward adjustment in the Contract Price in excess of the amount remaining to be paid by the Buyer, Contractor shall deposit the disputed amount of such excess into an escrow account in accordance with Paragraph 29.4 hereof.

     29.3 Buyer may submit to Contractor in writing (a "Change Order Request") [***] days prior to the proposed effective date of the change detailing any changes requested by Buyer during the performance of this Contract, within the general scope of the Contract, which will add or delete work, stop work, affect the design of the Spacecraft, change the method of shipment or packing, or the place or time of delivery, or will affect any other requirement of this Contract. Contractor shall respond to such Change Order Request in writing to Buyer within [***] days after such request. If Contractor determines that the change requested by Buyer is feasible and can be made at no additional cost and with

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          no associated delays, then Contractor shall so notify, Buyer and
          Contractor shall commence implementing such change. If the Contractor determines otherwise, then, Contractor shall submit to Buyer, a proposal detailing the impact of such change and the price adjustment (downward or upward), if any, (the "Change Order Offer"). Buyer shall notify Contractor in writing, within ten (10) calendar days after receipt of Contractor's Change Order Offer, whether or not it agrees with and accepts Contractor's Change Order Offer. If Buyer agrees with and accepts Contractor's Change Order Offer, Contractor shall immediately proceed with the performance of the Contract as changed, or in the case of a stop work order, suspend the performance of this Contract, and an amendment to the Contract reflecting such change shall be incorporated into the Contract. If Buyer does not agree with the Contractor's Change Order Offer, the Parties shall negotiate in good faith to reach agreement on such Change Order Offer. In the event the Parties are able to reach agreement on the change but not on the price adjustment component, then the Parties shall elevate such dispute to the Senior Executives of the respective companies for resolution. If resolution cannot be achieved within a reasonable period of time under the circumstances, Buyer may make a qualified acceptance of the Change Order Offer, accepting all matters other than price, and the issue of price shall be submitted for resolution by arbitration in accordance with the provisions of Paragraph 33.2 hereof. Pending such resolution of the price issue, the Parties shall perform their obligations under the Contract, or in the case of a Stop work order, suspend their obligations, as if the Change Order Offer had been accepted; provided however, that the Buyer shall pay any disputed amount of the price adjustment into an escrow account in accordance with Paragraph 29.4 hereof on the date such amount would have been due and payable had the Change Order Offer been accepted, or if the Change Order Request could result

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           in a downward adjustment in the Contract Price in excess of the amount remaining to be paid by Buyer, Contractor shall deposit the disputed amount of such excess into an escrow account in accordance with Paragraph 29.4 hereof. The dispute shall then be resolved by arbitration under the provisions of Article 33, entitled "Disputes."

     29.4  Escrow Provisions - Disputed Amounts

           Disputed amounts with respect to any change under this Article 29 shall be paid into an interest bearing escrow account to be established at Bank of America, Concord, California. Upon settlement of the dispute as to such payment and alleged breach in accordance with Article 33, the Party entitled to the amount or part thereof in escrow, shall receive such amount together with all accrued interest thereon and the other Party shall pay all costs and fees associated with the escrow of said amount. The placement of disputed amounts into an escrow account shall not relieve either Party of its remaining obligations under this contract.

     29.5  Determination of Price Adjustment of Change

           The Parties agree that the change order price adjustment (downward or upward) for any change shall be equal to the sum of (i) the "Change Order Cost" plus (ii) the "Change Order Profit Component". The "Change Order Cost" shall mean those additional or reduced recurring and non-recurring costs to Contractor to implement such change (or which are not required to be implemented), as determined in accordance with Contractor's normal accounting practices, including those general and administrative costs ("G&A Costs") of such change, as determined in accordance with Contractor's normal accounting practices, [***] of Contractor's costs for such change. The "Change Order Profit

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           Component" shall be equal to [***] of the Change Order Cost. The
           Total Change Order Cost shall be payable in accordance with the payment plan agreed by the Parties or, if applicable, by the Arbitrator. Unless otherwise agreed by the Parties, the Change Order Profit Component shall be payable in equal monthly installments at the same time as the monthly installments of Incentives Obligations; provided, however, that payment of the Change Order Profit Component
           --------  -------
           shall not be conditioned upon performance of the Spacecraft or any component thereof.

     29.6 If Contractor makes any improvements to the generic HS601HP Spacecraft design, then Contractor shall provide reports to Buyer concerning such improvements. Buyer may request that any improvement to the HS601HP Spacecraft design reported to Buyer be incorporated into the Spacecraft, and such improvements shall be considered a Change and shall be dealt with in accordance with the Change Order process in this Article 29. The foregoing shall not apply to any changes to the generic HS601HP Spacecraft design, to correct or mitigate the impact of anomalies with respect to such design, made by Contractor on its own accord or as necessary in Contractor's reasonable engineering judgment, which changes shall not relieve Contractor of its obligations to meet the technical specifications for each Spacecraft, as set forth in the applicable Exhibit B, hereto. Contractor shall notify Buyer on a periodic basis or as requested by Buyer from time to time of any anomalies with respect to such HS601HP Spacecraft design.

     29.7 The Change Order Price shall be allocated and payable as follows: The Change Order Profit Component shall be an independent payment obligation not contingent upon performance of the Spacecraft and shall be payable at the same

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           time as the monthly installments of the Incentives Obligations for the Spacecraft as set forth in Paragraph 6.3.4 and, in any case, the then-remaining Change Order Profit Component for the Spacecraft shall be paid in full with the last Incentives Obligations Payment. The Total Change Order Cost shall be payable as agreed by the Parties.

     29.8 To the extent that (i) any change agreed under this Article 29 deletes any hardware already produced by Contractor, then the provisions of Paragraphs 14.2 and 14.3 shall apply to the disposition of such hardware.

     29.9 The Spacecraft shall be designed to support the Launch Vehicle interface requirements issued by the Launch Vehicle provider as of the Effective Date for Ariane 4 and 5, Proton, and SeaLaunch launch vehicles). The Contractor shall provide the Buyer written notice of any material changes in such interface requirements occurring after the Effective Date of this Contract and a good faith estimate of the time required to achieve compatibility as soon as practical after the Contractor becomes aware of a change in interface requirements for any one or more of the aforementioned launch vehicles. In addition, on the date(s) that Buyer exercises an Option for an Option Spacecraft and/or orders any Replacement Spacecraft, Contractor shall notify Buyer whether or not there have been any such material changes that would apply to the launch of the applicable Option Spacecraft or Replacement Spacecraft on any one or more of the aforementioned launch vehicles. If the Buyer designates, and maintains designation of, a Launch Vehicle affected by such material changes to Launch Vehicle interface requirements, then [***]

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ARTICLE 30.  EFFECTS OF STORAGE ON BATTERIES


     For Spacecraft batteries to provide the required minimum fifteen (15) years of in-orbit services per Exhibit B, it is understood that Launch must occur within three (3) years from the date of activation of the first battery cell. In the event Buyer directs Contractor to store any deliverable Spacecraft and the period of such storage causes a launch later than three
     (3) years from the date of activation of that Spacecraft's first battery cell, and Buyer upon its election to either: (i) install replacement batteries or (ii) recondition batteries, so directs Contractor, Buyer shall pay Contractor its costs plus a [***] profit rate. In either case (i) or
     (ii), the batteries shall meet a fifteen (15) year in-orbit service requirement.

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ARTICLE 31.  INTER-PARTY WAIVER OF LIABILITY


     31.1 Buyer and Contractor each agree not to make a claim against the other for an event that occurs at the launch integration facility and/or launch site premises involving damage to, loss of, or loss of use of their property or the property of others in their possession, caused by the fault or negligence of the other Party to this Contract, or otherwise caused by any defect in any product manufactured or sold by the other Party to this Contract. Such claims are waived and each Party will bear its own losses. Buyer will include a comparable clause in each of its contracts with vendors, subcontractors or customers for services or benefits expected as a result of the launch or orbiting of the Spacecraft. Such comparable clause shall include a requirement to flow the clause down to lower-tier contractors.

     31.2 Notwithstanding any other provisions of this Contract, prior to the time any party, associated with launch activities at the launch integration facility and/or launch site, shall enter the launch integration facility and/or launch site, such party shall be required to sign an Inter-Party Waiver of Liability consistent with that between Buyer and the Contractor as incorporated herein under Paragraph 31.1 of this provision or other similar agreement as may be required by the launch agency. Each Party shall have the responsibility to assure that all the parties associated with the launch of the Spacecraft (for which they have control or privity of contract with hereunder) have executed said Inter-Party Waiver of Liability.

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ARTICLE 32.  SPACECRAFT STORAGE


     32.1 Buyer may, at its option, order Contractor to store, in accordance with the provisions of Exhibit B Spacecraft Specification, the deliverable Spacecraft (including separate storage of Batteries, if needed) for a period of up to two (2) years from the date of their delivery to Buyer. Buyer shall provide written notice of intention to store to the Contractor not later than six (6) months prior to the scheduled shipment of the relevant Spacecraft. Contractor's price for providing storage shall be provided to Buyer in accordance with
           Article 29, "Changes," (and such price shall be deemed a "Change Proposal" for purposes of Article 29) within 30 days after receipt of Buyer's notice to store the Spacecraft and Contractor shall arrange for such storage facilities. If such storage facilities are unavailable, Contractor and Buyer shall hold discussions to determine a mutually agreed storage arrangement.

     32.2 No later than six (6) months prior to a stored Spacecraft's scheduled Launch Date, Buyer shall notify Contractor in writing of such Launch Date. Contractor shall take such steps as may be necessary to remove such Spacecraft from storage and ship it to the launch site designated by Buyer so as to support such Launch Date.

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ARTICLE 33.  DISPUTES


     33.1  Disputes

           33.1.1 In the event any dispute arises between the Contractor and the Buyer relating to this Contract, either Party may give written notice to the other of its objections and reasons therefore. The Contractor and Buyer shall consult in an effort to reach a mutual agreement to resolve such dispute. In the event a mutual agreement cannot be reached within fifteen (15) days after receipt of this notice, the respective positions of the Parties shall be forwarded to Contractor's and Buyer's respective executive officers for discussions and they shall attempt to reach a mutual agreement to resolve such dispute within another fifteen (15) day period.

     33.2  Arbitration of Disputes

           33.2.1  Grounds for Arbitration and Notice Requirement. Any dispute,
                   ----------------------------------------------
                   disagreement, controversy or claim arising out of or relating to this Contract or the interpretation thereof or any arrangements relating thereto, or the validity or enforceability thereof, or contemplated therein or the breach, termination or invalidity thereof which is not settled to the mutual satisfaction of the Parties in accordance with Paragraph 33.1 above, shall be settled exclusively and finally by binding arbitration, after written notice by either Party. Arbitration of such disputes in accordance with this Article 33 shall be the Parties' exclusive remedy.

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          33.2.2  Administration and Rules. Arbitration proceedings in
                  ------------------------
                  connection with the Contract shall be administered by the American Arbitration Association in accordance with its then in effect Commercial Arbitration Rules, together with any relevant supplemental rules including but not limited to its Supplementary Procedures for Large, Complex Disputes, as modified by the terms and conditions of the Contract. With respect to the selection of arbitrators, arbitration proceedings in connection with this Contract shall be conducted before a panel of three (3) arbitrators. Within fifteen (15) days after the commencement of arbitration, each Party shall select from a list of qualified persons one person to serve as an arbitrator on the panel, and within ten (10) days of their selection, the two arbitrators shall select a third arbitrator who is listed as an active member of the American Arbitration Association at the time that arbitration proceedings commence. If the two arbitrators selected by the respective Parties are unable or fail to agree upon the third arbitrator in the allotted time, then the third arbitrator shall be selected by the American Arbitration Association.

          33.2.3  Place of Arbitration. The place of arbitration shall be in Los
                  --------------------
                  Angeles, California, U.S.A.

          33.2.4  Discovery. The arbitrators shall have the discretion to order
                  ---------
                  a pre-hearing exchange of information by the Parties, including without limitation, production of requested documents, exchange of summaries of testimony of proposed witnesses, and examination by deposition of the Parties.

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          33.2.5  Award and Judgment. The arbitrators shall have no authority to
                  ------------------
                  award punitive damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Contract. Subject to the foregoing, the Parties agree that the judgment of the arbitrators shall be final and binding upon the Parties and that the judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          33.2.6  Confidentiality. No Party or arbitrator may disclose the
                  ---------------
                  existence, content, or results of any arbitration proceedings in connections with this Contract without the prior written consent of all Parties to the arbitration proceeding.

          33.2.7  Fee and Expenses. All fees and expenses of any arbitration
                  ----------------
                  proceedings in connection with this Contract shall be borne by the losing Party. However, each Party shall bear the expense of its own counsel, experts, witnesses, and preparation and presentation of evidence.

          33.2.8  Performance. Contractor and Buyer shall continue with
                  -----------
                  performance under this Contract during any disagreement, negotiation, or arbitration.

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ARTICLE 34.  ASSIGNMENT


     34.1 Neither Party shall assign, or transfer this Contract or any of its rights, duties or obligations thereunder to any person or entity, in whole or part without the prior written consent of the other Party except that either Party may assign or transfer any of its rights, duties or obligations under this Contract, either in whole or in part, to its parent company, subsidiary or affiliate. In addition, notwithstanding anything in this Article 34 to the contrary, the consent of Contractor shall not be required for, and Paragraph 34.2 shall not apply to any assignment by Buyer of its rights, duties and/or obligations hereunder as security for any indebtedness of Buyer or its subsidiaries or affiliates.

           Neither Party shall unreasonably withhold consent to any assignment or transfer providing that the requesting Party can demonstrate to the other Party's satisfaction prior to such assignment that:

           (1) its successor or assignee possesses the financial resources to fulfill the obligations of this Contract; and

           (2) any such assignment or transfer shall not jeopardize any data rights or competitive position, or violate laws related to export or technology transfer, or otherwise increase the other Party's risks or obligations.

           If the requesting Party cannot so demonstrate, both Parties agree to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate the above risks and/or bring this Contract into conformance with applicable laws. As used in this Agreement, "Affiliate" of, or a person "affiliated" with, a specified person, shall mean a person that directly, or

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           indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

     34.2 The Parties agree that in the event that the ownership or control of Buyer or Contractor is changed, the Parties reserve the right to negotiate in good faith suitable modifications and new provisions to this Contract which would mitigate any additional risks, financial or otherwise, which may be brought about by such change in ownership or control.

     34.3 This Contract shall be binding upon the Parties hereto and their successors and permitted assigns.

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ARTICLE 35.  LIMITATION OF LIABILITY


     35.1 The Parties to this Contract expressly recognize that commercial space ventures involve substantial risks and recognize the commercial need to define, apportion and limit contractually such risks associated with this commercial space venture. The payments and other remedies expressly set forth in this Contract fully reflect the Parties' negotiations, intentions and bargained-for allocation of such risks associated with commercial space ventures.

     35.2 In no event shall either Party be liable for any direct, indirect, incidental, special, contingent or consequential damages (including, but not limited to, lost revenues or profits), except as expressly provided for in this Contract. This Article shall survive the expiration or termination of this Contract for whatever cause.

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ARTICLE 36.  CORRECTIVE MEASURES; OPERATIONAL DEFICIENCIES


     36.1 Without limiting the obligations of Contractor under other provisions of this Contract, if the data available from another satellite manufactured or under manufacture or design by Contractor (a "Contractor Satellite") indicates that there is or may be a material deficiency in the design or manufacture of such Contractor Satellite which, in the reasonable opinion of Contractor, will or may adversely affect the Spacecraft produced under this Contract, or the operations of such Spacecraft, then Contractor shall notify Buyer of any such material deficiency. Contractor shall promptly take appropriate corrective measures, at Contractor's expense, with respect to the Spacecraft so as to satisfactorily eliminate from such Spacecraft prior to its shipment all the material deficiencies discovered in Contractor Satellite(s), subject to the provisions of Paragraph 36.5.

     36.2  In the event that the corrective measures performed pursuant to this
           Article 36 cause a delay, then: (i) Contractor shall [***]; (ii) the time periods provided in Paragraph 5.5 and 37.1 [***]; and (iii) Buyer and Contractor shall discuss the impact (if any) to the construction and delivery of the Spacecraft.

     36.3 If Contractor, in performing corrective measures in accordance with this Article 36, replaces any equipment or part determined to be deficient, such deficient equipment or part shall remain or become the property of Contractor.

     36.4 Contractor shall disclose to Buyer sufficient technical and operational information regarding a material deficiency [***] to enable Buyer to make an informed decision regarding the taking of corrective measures.

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           Notwithstanding the foregoing, Contractor shall not be obligated by this Article 36 to disclose the identity (or any identifying information) of any such satellite, or the owners or customers of such Contractor Satellite, on which a material deficiency is discovered.

     36.5 Contractor shall be obligated to notify Buyer promptly if Contractor proposes to resolve technical deficiencies (arising during the design and/or manufacturing process of the Spacecraft) through the imposition of operational constraints. The Parties agree promptly to enter into good faith negotiations to resolve any such deficiency and, if appropriate, agree to adjust equitably the Contract Price and/or schedule, subject to Paragraph 36.2. In the event that the Parties cannot reach an agreement within five (5) business days as to the resolution of such deficiency or its adjustment (if any) to Contract Price and/or schedule, then the unresolved issues shall be submitted to the Contractor's and Buyer's senior executives for resolution. If such senior executives cannot reach agreement within ten (10) business days thereafter, then the remaining unresolved issues shall be submitted for resolution by arbitration pursuant to Paragraph 33.2.

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ARTICLE 37.  LIQUIDATED DAMAGES FOR LATE PERFORMANCE


     37.1 Subject to Excusable Delays which excuse or delay Contractor's performance under Article 12, in the event that (i) (A) the shipment of a Spacecraft is delayed due to the fault of Contractor (and/or Contractor's subcontractors or suppliers) and (B) such Spacecraft is not shipped on or before the applicable Shipment Date identified under Article 4 (as such date may be adjusted by mutual agreement of the Parties), or (ii) [***] Contractor shall pay liquidated damages for such Spacecraft as follows:

           37.1.1 For [***] of delay in (a) the shipment of the Spacecraft (in the event of clause (i) above) or (b) [***] (in the event of clause (ii) above), Contractor shall pay to Buyer liquidated damages equal to [***]

                   and

           37.1.2 For each of the next [***] of delay in (a) the shipment of the Spacecraft (in the event of clause (i) above), or (b) [***] (in the event of clause (ii) above), Contractor shall pay to Buyer additional liquidated damages equal to [***].

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     37.2  In the event of any delay of a partial month, the amounts specified in Paragraphs 37.1.1 and 37.1.2, as applicable, shall be pro rated on a day-for-day manner based upon the number of days in such month.

     37.3 Contractor shall pay to Buyer the liquidated damages owed pursuant to Paragraphs 37.1.1, 37.1.2 and 37.6 within thirty (30) days of invoice from Buyer.

     37.4 The Parties understand and agree that the liquidated damages provided under this Article 37 shall be in lieu of all other remedies of any kind except for Buyer's rights and remedies under Articles 11 and 14. The amounts presented in Paragraph 37.1 and 37.6 shall constitute liquidated damages for such late shipment or delivery and shall not constitute a penalty. The Parties acknowledge and agree that such liquidated damages are believed to represent a genuine estimate of the losses that would be suffered by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).

     37.5 The Parties agree that the provisions of this Article 37 shall apply separately to each Spacecraft, and that the maximum liquidated damages for a Spacecraft under Paragraphs 37.1.1 and 37.1.2 is [***] per Spacecraft.

     37.6 In addition to the amounts (if any) payable under Paragraph(s) 37.1.1 and 37.1.2 above, if [***], the Contractor shall pay to Buyer liquidated damages of [***]. In the event

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           of any delay of a partial month, the per month amount specified in this Paragraph 37.6 shall be pro rated on a day-for-day manner based upon the number of days in such month.

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     ARTICLE 38.  OPTION SPACECRAFT


     38.1 Buyer shall have the option (the "Option") to purchase from Contractor one (1) additional HS601HP spacecraft (the "Option Spacecraft") in accordance with this Article 38. The baseline configuration for the Option Spacecraft shall be essentially the same as the configuration of the PAS 10 spacecraft (delivered by Contractor to Buyer under contract 98-PAS-002) as summarized in Table
           38.1.1 below. Changes to such baseline configuration shall be handled as a Change Order Request under Paragraph 29.3. Upon final agreement of the configuration of the Option Spacecraft, Buyer and Contractor shall prepare and sign Exhibit B2 based on such agreed configuration. Buyer shall exercise this Option by (i) written notice to Contractor and (ii) written agreement between the Parties on [***]. The Contractor shall reasonably and promptly respond to Buyer's requests for information and assistance in preparing and submitting to Buyer [***]. Upon Buyer's exercise of the Option for the Option Spacecraft, but not later than 2 business days after such exercise of the Option, the Contractor shall issue a proper invoice to the Buyer for the initial payment for the Option Spacecraft. Provided that the Contractor receives the initial payment from the Buyer no later than 10 business days after the later of (i) exercise of the Option or
           (ii) the business day that Buyer receives a proper invoice therefor from the Contractor, the Contractor shall construct and deliver the Option Spacecraft, perform all Related Services and deliver all Documentation therefor, in accordance with the terms and provisions of this Contract (except as expressly provided otherwise in this Article 38) and all references in the Contract to "Spacecraft" shall thereafter be deemed to include the Option Spacecraft. If the initial payment is received by the Contractor later than 10 business days after the later of (i) the exercise of the

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          Option or (ii) the business day that the Buyer receives a proper invoice therefor from the Contractor, the Option exercise date shall be revised to the date of Contractor's receipt of the initial payment and the Shipment Date shall be revised accordingly.

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     38.1.1  Table 38.1.1

--------------------------------------------------------------------------------
                        Option Spacecraft Configuration


     [***]
--------------------------------------------------------------------------------

     38.2 Contractor and Buyer shall agree upon the Shipment Date for the Option Spacecraft; provided that the Shipment Date shall not be later than the date that is [***] after the exercise of the Option for such Option Spacecraft. However, in no event shall the "Shipment Date" of the Option Spacecraft be less than [***] after the "Shipment Date" of the GVIII(i)R Spacecraft.

     38.3  The Option shall expire if not exercised on or before [***].

     38.4 The Contract Price for the Option Spacecraft shall be [***]. The Contract Price shall include all Related Services and Documentation, and shall be based upon use of an Ariane 4 or 5 Launch Vehicle. For the Option Spacecraft purchased by Buyer, the Contract Price will be paid in accordance with the payment plan in Paragraph 6.2, Table 6.2 (subject to pro rata adjustment in the event of a change in the Contract Price or Shipment Date). Prior to exercise by Buyer of the Option for the Option Spacecraft, Buyer shall not owe any amount to Contractor with respect to the Option or such Option Spacecraft.

     38.5  Option for Replacement Spacecraft:

           Notwithstanding Paragraph 38.3, in the event that the GVIII(i)R Spacecraft and/or the Option Spacecraft (if ordered) delivered under this Agreement, on or before its Commencement Date (i) suffers a launch failure or (ii) one or more

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          Payloads are not Successfully Operating Payloads or (iii) the
          Spacecraft is significantly impaired (whether by shortened lifetime, operational constraints or otherwise), then Buyer shall have the right to order a replacement spacecraft of essentially the same configuration as the failed Spacecraft ("Replacement Spacecraft"); provided that Buyer orders such Replacement Spacecraft no later than [***] after the date of launch failure or, in the case of Payloads that are not Successfully Operating Payloads or a significantly impaired Spacecraft, the Commencement Date, as applicable, of the failed Spacecraft. The Parties shall agree, in writing, on the Commencement Date if the Spacecraft is, or is expected to become, significantly impaired. The Contract Price for all Replacement Spacecraft ordered under this Paragraph 38.5 shall be [***]. The Contract Price for the Replacement Spacecraft shall be paid in accordance with the applicable payment plan attached hereto as Exhibit F [***]. Contractor shall begin work on the Replacement Spacecraft upon receipt of Buyer's order provided the associated initial payment is received by the Contractor not later than 10 business days from the later of (i) Contractor's receipt of order or
          (ii) the business day that the Buyer receives a proper invoice therefor from the Contractor. The Shipment Date shall be the date that is [***] after the later of (i) the date that Buyer orders such Replacement Spacecraft unless the initial payment is received by the Contractor later than 10 business days after the Buyer's order after the Contractor provided the Buyer a proper invoice not later than 2 business days after the Buyer's order, in which case the Shipment Date shall be [***] after receipt of the initial payment. However, in no event shall the "Shipment Date" of the Replacement Spacecraft be less than [***] after the "Shipment Date" of any other Spacecraft ordered under this Contract. Except as provided otherwise in this Paragraph 38.5, all other provisions in this Article 38 (other than Paragraph 38.3) and elsewhere in this

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           Agreement applicable to "Spacecraft" shall apply to Replacement
           Spacecraft ordered pursuant to this Paragraph 38.5.

     38.6  Economic Price Adjustment

           The following price adjustment shall apply to any Spacecraft ordered under this Article 38 after [***];

           38.6.1 The price for the Replacement Spacecraft shall be adjusted, when ordered, to reflect changes, if any, in accordance with the following formula:

                             [***]

           38.6.2 In the event the above [***] is not updated, is discontinued, or if the method of calculation is changed, or if its basis has changed, or factors comprising the index have changed, or if circumstances reveal that the index is no longer equitable, a comparable index, as mutually agreed between the Parties, shall be utilized.

     38.7  Option for Spacecraft Ground Compatibility Test.

           In the event that the Buyer elects to have the Contractor support the conduct of compatibility tests between the baseband equipment, Contractor supplied equipment, Buyer supplied Software interface and the Spacecraft as described in Section 4.4 of the Statement of Work, Exhibit A2, [***] in accordance with a written mutual agreement by the Parties. Such agreement shall occur prior to the Contractor's obligation to perform such support of the tests.

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ARTICLE 39.  NO THIRD PARTY RIGHTS


     39.1 Contractor represents and warrants that neither Contractor nor any third party has any continuing rights or obligations with respect to any hardware deliverable under this Contract (except as to Contractor as expressly provided herein) or with respect to any parts or materials incorporated into any such hardware deliverable. Contractor agrees to indemnify Buyer for, and hold Buyer harmless from, any and all liability, loss, claim or damage to which Buyer or its affiliates (or any director, officer, employee or agent of Buyer or one of its affiliates) may become subject, arising from any claim by any such third party for any breach of the representations and warranties made by Contractor in this Article 39.

     39.2 This Article shall survive delivery of the Spacecraft and the hardware, the performance of the Related Services, and any termination of this Contract.

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ARTICLE 40.    INDEX OF DEFINED TERMS


     Each of the following capitalized terms has the meaning ascribed to such term in the applicable Paragraph.




                  Defined Terms                        Paragraph
                  -------------                        ---------
     Affiliate                                             34
     Assessments                                          24.2
     Authorized Representatives                            27
     Buyer                                            Introduction
     Buyer-Furnished Items                                 8.1
     Buyer Indemnitee                                     19.2
     Calculated Operational Lifetime                     6.3.1.5
     Certain Documentation                              Exhibit H
     Change Order Cost                                    29.5
     Change Order Offer                                   29.3
     Change Order Profit Component                        29.5
     Change Order Request                                 29.3
     Change Proposal                                      29.1
     Commencement Date                                   6.3.1.7
     Contract                                         Introduction
     Contract Price                                        5.1
     Contractor                                       Introduction
     Contractor Satellite                                 36.1
     Costs                                                14.4
     Degraded Payload                                    6.3.2.3
     Delinquent Payments                                   6.4

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     Deliverables                                           3
     Documentation                                         4.1
     Effective Date                                        42
     Extension period                                    6.3.4.3
     G&A Costs                                            29.5
     Incentive Interest Rate                             6.3.2.2
     Intentional Ignition                                 16.2
     Launch Date                                          7.1.1
     Launch Vehicle                                       4.2.1
     Launch Window                                        7.1.2
     OCC                                                   3.3
     On-Station Operational Lifetime                   6.3.2.1(b)
     Pre-Launch Incentives Payment                       6.3.4.1
     Program Invention                                    20.1
     Properly Operated                                     3.4
     Proprietary Information                               22
     Recoverable Amount                                  6.3.4.4
     Related Services                                      4.1
     Related Services Price                              6.3.4.3
     Risk of Loss                                        15.1.4
     Shipment Availability Date                          6.3.4.3
     Shipment Date                                         4.1
     Spacecraft                                            3.1
     Spacecraft Retirement Payment                        6.3.3
     Specified Operational Lifetime                      6.3.1.1
     Successfully Injected Spacecraft                    6.3.1.5

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     Successfully Operating Payload                         6.3.1.2
     Successfully Operating Transponder                     6.3.1.3
     Third Anniversary                                      6.3.4.3
     Useful Commercial Life                                 6.3.1.5
     Warranty Time Period                                    16.2

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ARTICLE 41.  EFFECTIVE DATE OF CONTRACT


The "Effective Date" of this Contract is 15 December 2000; [***].

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IN WITNESS WHEREOF, the Parties hereto have executed this Contract No. 00-PAS-
001 to become effective upon the date specified in Article 41, herein entitled, "Effective Date of Contract."


BOEING SATELLITE SYSTEMS, INC.

SIGNATURE:     _______________________________________________

NAME:                            Lisa Dreim
               -----------------------------------------------

TITLE:          Vice President, Contracts and Cost Estimating
               -----------------------------------------------

DATE:                         December 15, 2000
               -----------------------------------------------

PANAMSAT CORPORATION

SIGNATURE:     _______________________________________________

NAME:          _______________________________________________

TITLE:         _______________________________________________

DATE:          _______________________________________________


SIGNATURE:     _______________________________________________

NAME:          _______________________________________________

TITLE:         _______________________________________________

DATE:          _______________________________________________

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